   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 2007

                                                             FILE NO. 333-109530

                                                                     811-3072-03

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                / /
POST-EFFECTIVE AMENDMENT NO. 9                                             /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 88                                                           /X/

                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL I

                           (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-3585

              (Depositor's Telephone Number, Including Area Code)

                              JERRY K. SCHEINFELDT
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

     INDIVIDUAL VARIABLE LIFE CONTRACTS -- THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY
                            ACT OF 1940, AS AMENDED.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/ /    on pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/X/    on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
                                     PART A

STAG PROTECTOR II VARIABLE UNIVERSAL LIFE


FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:



HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL I OR



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL I


P.O. BOX 2999

HARTFORD, CT 06104-2999

TELEPHONE: (800) 231-5453


PROSPECTUS DATED MAY 1, 2007.


                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes information you should know before you purchase Stag Protector II Variable Universal Life insurance policy (policy). Please read it carefully before you purchase your variable life insurance policy. Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. Some policy features may not be available in some states.


Stag Protector II Variable Universal Life is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus is The Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable universal life insurance policy. It is:


X Flexible premium, because you may add payments to your policy after the first payment.


X Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.


The following Sub-Accounts are available under the policy:

AIM VARIABLE INSURANCE FUNDS

  AIM V.I. Capital Appreciation Fund (Series I)
  AIM V.I. Capital Development Fund (Series I)
  AIM V.I. Mid Cap Core Equity Fund (Series I)
  AIM V.I. Small Cap Equity Fund (Series I)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

  AllianceBernstein VP International Value Portfolio (Class B)
  AllianceBernstein VP Small/Mid Cap Value Portfolio (Class B)

AMERICAN FUNDS INSURANCE SERIES

  American Funds Asset Allocation Fund (Class 2)
  American Funds Blue Chip Income and Growth Fund (Class 2)
  American Funds Bond Fund (Class 2)
  American Funds Global Growth Fund (Class 2)
  American Funds Global Small Capitalization Fund (Class 2)
  American Funds Growth Fund (Class 2)
  American Funds Growth-Income Fund (Class 2)
  American Funds International Fund (Class 2)
  American Funds New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS

  Fidelity VIP Contrafund Portfolio (Service Class II)
  Fidelity VIP Equity-Income Portfolio (Service Class II)
  Fidelity VIP Mid Cap Portfolio (Service Class II)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Income Securities Fund (Class 2)
  Franklin Small Cap Value Securities Fund (Class 2)
  Mutual Discovery Securities Fund (Class 2)
  Mutual Shares Securities Fund (Class 2)
  Templeton Growth Securities Fund (Class 2)

HARTFORD SERIES FUND, INC. AND HARTFORD SERIES HLS
FUND II, INC. (SERIES II DENOTED BY ASTERISK)

  Hartford Advisers HLS Fund (Class IA)
  Hartford Disciplined Equity HLS Fund (Class IA)
  Hartford Dividend and Growth HLS Fund (Class IA)
  Hartford Growth Opportunities HLS Fund* (Class IA)
  Hartford Index HLS Fund (Class IA)
  Hartford International Opportunities HLS Fund (Class IA)
  Hartford International Small Company HLS Fund (Class IA)
  Hartford Money Market HLS Fund (Class IA)
  Hartford Mortgage Securities HLS Fund (Class IA)
  Hartford Stock HLS Fund (Class IA)
  Hartford Total Return Bond HLS Fund (Class IA)
  Hartford Value Opportunities HLS Fund* (Class IA)

LORD ABBETT SERIES FUND, INC.

  Lord Abbett America's Value Portfolio (Class VC)
  Lord Abbett Growth and Income Portfolio (Class VC)

MFS VARIABLE INSURANCE TRUST

  MFS Investors Trust Series (Initial Class)
  MFS New Discovery Series (Initial Class)
  MFS Total Return Series (Initial Class)

OPPENHEIMER VARIABLE ACCOUNT FUNDS

  Oppenheimer Capital Appreciation Fund/VA (Service Shares)
  Oppenheimer Global Securities Fund/VA (Service)
  Oppenheimer Main Street Fund/VA (Service)

PUTNAM VARIABLE TRUST

  Putnam VT Capital Opportunities Fund (Class IB)
  Putnam VT Equity Income Fund (Class IB)
  Putnam VT Growth and Income Fund (Class IB)
  Putnam VT High Yield Fund (Class IB)
  Putnam VT Income Fund (Class IB)
  Putnam VT International Equity Fund (Class IB)
  Putnam VT New Opportunities Fund (Class IB)
  Putnam VT Small Cap Value Fund (Class IB)
  Putnam VT Voyager Fund (Class IB)

VAN KAMPEN LIFE INVESTMENT TRUST

  Van Kampen LIT Comstock Portfolio (Class II)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


The policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.


This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                                  4
FEE TABLES                                                                     6
ABOUT US                                                                      17
  The Insurance Companies                                                     17
  The Separate Accounts                                                       17
  The Funds                                                                   17
  The Fixed Account                                                           25
CHARGES AND DEDUCTIONS                                                        25
YOUR POLICY                                                                   27
PREMIUMS                                                                      36
DEATH BENEFITS AND POLICY VALUES                                              38
MAKING WITHDRAWALS FROM YOUR POLICY                                           39
LOANS                                                                         39
LAPSE AND REINSTATEMENT                                                       40
FEDERAL TAX CONSIDERATIONS                                                    42
LEGAL PROCEEDINGS                                                             46
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        47
ILLUSTRATIONS OF POLICY BENEFITS                                              47
FINANCIAL STATEMENTS                                                          48
GLOSSARY OF SPECIAL TERMS                                                     49
APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT           50
VALUES AND CASH SURRENDER VALUES
WHERE YOU CAN FIND MORE INFORMATION                                           55

4

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D.

-   OPTION A (LEVEL OPTION): The death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION): The death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death.

- OPTION C (RETURN OF PREMIUM OPTION): The death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

- OPTION D (DECREASING OPTION): The death benefit is the current Face Amount, plus the lesser of:

       - the Account Value on the date we receive due proof of the insured's death; or

       - the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may decrease the Face Amount on your policy under certain circumstances.

INVESTMENT CHOICES -- You may invest in up to 20 different investment choices within your policy, from a choice of all available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the policy for cancellation after purchase. See "Your Policy and Contract Rights -- Right to Examine a Policy."

SURRENDER -- You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See "Risks of Your Policy," below). Surrenders may also be subject to a Surrender Charge.

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS -- You may select from a variety of riders.

RISKS OF YOUR POLICY

This is a brief description of the principal risks of the policy.

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and may be subject to a withdrawal charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Account Value, and will reduce the death proceeds.

-------------------------------------------------------------------------------

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See "Federal Tax Considerations."

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes my impact the expected benefits of purchasing this policy.

CREDIT RISK -- Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

6

-------------------------------------------------------------------------------


FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     6.75% of each premium payment.
(1)
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (2)  If you surrender your policy:             Minimum Charge
                      - During the first 9 policy years;        $2.09 per $1,000 of the initial Face Amount for a 10-year- old
                      - Within 9 years of an unscheduled        female non-smoker.
                      increase in your Face Amount; or          Maximum Charge
                      - Within 9 years of an increase in your   $46.66 per $1,000 of the initial Face Amount for an 85-year-old male
                      Face Amount under the Cost of Living      smoker.
                      Adjustment Rider, if elected.             Charge for a representative insured
                                                                $12.88 per $1,000 of the initial Face Amount for a 42-year-old male preferred non-nicotine.
Transfer Fees         When you make a transfer after the first  $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               $10 per withdrawal.


*   Not currently being deducted.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (2)                                                     $0.0076 per $1,000 of the net amount at risk for an 25-year-old female preferred plus non-smoker in the first year.
                                                                Maximum Charge
                                                                $4.4331 per $1,000 of the net amount at risk for an 85-year-old male smoker in the first year.
                                                                Charge for a representative insured
                                                                $0.026 per $1,000 of the net amount at risk for a 42-year-old male preferred non-nicotine in the first year.
Mortality and         Monthly.                                  0.90% of Account Value per year.
Expense Risk Charge
(3)
Monthly per $1,000    Monthly.                                  Minimum Charge
Charge (2)                                                      $0.5256 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.0438 per month) during the first year for a
                                                                15-year-old female preferred non-nicotine.
                                                                Maximum Charge
                                                                $10.7904 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.8992 per month) during the first year for an
                                                                85-year-old male smoker
                                                                Charge for a representative insured
                                                                $2.86 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.2381 per month) during the first year for a
                                                                42-year-old preferred non-nicotine user
Administrative        Monthly.                                  $10
Charge
Loan Interest Rate    Monthly if you have taken a loan on your  5.0% annually
(4)                   policy.

(1)  The current Front-end Sales Load is 4.75% of each premium payment.


(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.


(3) The current mortality and expense risk charge is 0.75% per year during policy years 1-10, and 0.25% per year during policy years 11-20, and 0% per year thereafter.

(4) During policy years 1-10 the Loan Interest Rate is 5.0% for all Indebtedness. During policy years 11 and later the maximum Loan Interest Rate is 3.25% for Preferred Indebtedness and 4.25% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

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ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED


   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified   Monthly.                                  Minimum Charge
Amount Disability                                               $0.04 per $1 of Benefit Amount for a 20-year-old male in the first
Benefit Rider (1)                                               year.
                                                                Maximum Charge
                                                                $0.199 per $1 of Benefit Amount for a 59-year-old female in the first year.
                                                                Charge for a representative insured
                                                                $0.044 per $1 of Benefit Amount for a 42-year-old male in the first year.
Term Insurance Rider  Monthly.                                  Minimum Charge
(1)                                                             $0.0076 per $1,000 of the net amount at risk for a 25-year-old female preferred plus non-smoker in the first year.
                                                                Maximum Charge
                                                                $4.4331 per $1,000 of the net amount at risk for an 85-year-old male smoker in the first year.
                                                                Charge for a representative insured
                                                                $0.026 per $1,000 of the net amount at risk for a 50-year-old male preferred non-nicotine in the first year.
Accidental Death      Monthly.                                  Minimum Charge
Benefit Rider (1)                                               $0.083 per $1,000 of the Benefit Amount for a 10-year-old in the first year.
                                                                Maximum Charge
                                                                $0.18 per $1,000 of the Benefit Amount for a 60-year-old in the first year.
                                                                Charge for a representative insured
                                                                $0.103 per $1,000 of the Benefit Amount for a 42-year-old preferred non-nicotine in the first year.
Deduction Amount      Monthly.                                  Minimum Charge
Waiver Rider (1)                                                6.9% of the monthly deduction amount for a 20-year-old male preferred non-smoker in the first year.
                                                                Maximum Charge
                                                                33.3% of the monthly deduction amount for a 55-year-old female in the first year.
                                                                Charge for a representative insured
                                                                9.2% of the monthly deduction amount for a 42-year-old male preferred non-nicotine in the first year
Enhanced No Lapse     Monthly.                                  Minimum Charge
Guarantee Rider (1)                                             $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                                Maximum Charge
                                                                $0.10 per $1,000 of Face Amount for an 80-year-old.
                                                                Charge for a representative insured
                                                                $0.01 per $1,000 of Face Amount for a 42-year-old male non-nicotine.
Lifetime No Lapse     Monthly.                                  Minimum Charge
Guarantee Rider (1)                                             $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                                Maximum Charge
                                                                $0.06 per $1,000 of Face Amount for an 80-year-old.
                                                                Charge for a representative insured
                                                                $0.01 per $1,000 of Face Amount for a 42-year-old male non-nicotine.
Child Insurance       Monthly                                   The fee is $0.50 per $1,000 of coverage.
Rider
Policy Continuation   If you elect this rider, the charge is    7% of Account Value
Rider                 deducted when you exercise the rider
                      benefit.
Accelerated Death     When you exercise the benefit.            Maximum Charge
Benefit Rider for                                               $300
Terminal Illness
LifeAccess            Monthly.                                  Minimum Charge
Accelerated Benefit                                             $0.003521 per $1,000 of the benefit net amount at risk for a
Rider (available for                                            25-year-old female preferred plus non-nicotine in the first year.
policies issued                                                 Maximum Charge
after March 12, 2007                                            $2.01136 per $1,000 of the benefit net amount at risk for an
)                                                               80-year-old male standard nicotine in the first year.
                                                                Charge for a representative insured
                                                                $0.00768 per $1,000 of the benefit net amount at risk for a
                                                                42-year-old male preferred non-nicotine in the first year.



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration. See the Term Insurance Rider description in the "Other Benefits" section for information you should consider when evaluating the use of the Term Insurance Rider.

8

-------------------------------------------------------------------------------


FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.



TRANSACTION FEES



       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Front-end Sales Load  When you pay premium.                     8% of each premium payment. In Oregon, the maximum is 10% of each
(1)                                                             premium payment.
Tax Charge on         When you pay premium.                     A percent of premium which varies by your state and municipality of
Premium Payments                                                residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Surrender Charge (2)  If you surrender your policy:             Minimum Charge
                      - During the first 9 policy years;        $2.09 per $1,000 of the initial Face Amount for a 10-year- old
                      - Within 9 years of an unscheduled        female non-smoker.
                      increase in your Face Amount; or          Maximum Charge
                      - Within 9 years of an increase in your   $50.60 per $1,000 of the initial Face Amount for an 85-year- old
                      Face Amount under the Cost of Living      male smoker.
                      Adjustment Rider, if elected.             Charge for representative insured
                                                                $12.88 per $1,000 of the initial Face Amount for a 42-year-old male standard non-nicotine.
Transfer Fees         When you make a transfer after the first  $25 per transfer.*
                      transfer in any month.
Withdrawal Charge     When you take a withdrawal.               $10 per withdrawal.



The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

-------------------------------------------------------------------------------


ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES



       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (2)                                                     $0.0076 per $1,000 of the net amount at risk for an 25-year-old female preferred plus non-smoker in the first year.
                                                                Maximum Charge
                                                                $4.4331 per $1,000 of the net amount at risk for an 85-year-old male smoker in the first year.
                                                                Charge for a representative insured
                                                                $0.0771 per $1,000 of the net amount at risk for a 42-year-old male standard non-nicotine in the first year.
Mortality and         Monthly.                                  0.75% of Account Value per year.
Expense Risk Charge
(3)
Monthly per $1,000    Monthly.                                  Minimum Charge
Charge (2)                                                      $0.5226 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.0438 per month) during the first year for 15 year old female preferred plus non-nicotine.
                                                                Maximum Charge
                                                                $10.7904 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.8992 per month) during the first year for 85 year old male smoker.
                                                                Charge for a representative insured
                                                                $3.192 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.266 per month) during the first year for a
                                                                42-year-old standard non-nicotine user.
Administrative        Monthly.                                  $10
Charge
Loan Interest Rate    Monthly if you have taken a loan on your  5.0% annually
(4)                   Policy.



(1) The maximum Front-end Sales Load is 8% of each premium payment in policy years 1 through 20 and 6% of each premium payment in policy years 21 or more.



(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.



(3) The maximum mortality and expense risk charge for policy years 1 - 10 is equal to 0.75% per year. For policy years 11 - 20 it is equal to 0.50%.



(4) During policy years 1 - 10 the Loan Interest Rate is 5.0% for all Indebtedness. During policy years 11 and later the maximum Loan Interest Rate is 3.25% for Preferred Indebtedness and 4.25% for Non-Preferred Indebtedness. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.



*   Not currently being deducted.

10

-------------------------------------------------------------------------------


ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED



              RIDER CHARGES                     WHEN CHARGE IS DEDUCTED                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified Amount Disability       Monthly.                          Monthly. Minimum Charge
Benefits Rider (1)                                                            $0.04 per $1 of specified amount for a 20-year-old
                                                                              male in the first year.
                                                                              Maximum Charge
                                                                              $0.199 per $1 of specified amount for a 59-year-old
                                                                              female in the first year.
                                                                              Charge for a representative insured
                                                                              $0.044 per $1 of specified amount for a 42-year-old
                                                                              male in the first year.
Term Insurance Rider (1)                    Monthly.                          Minimum Charge
                                                                              $0.0076 per $1,000 of the net amount at risk for a
                                                                              25-year-old female preferred plus non-smoker in the
                                                                              first year.
                                                                              Maximum Charge
                                                                              $4.4331 per $1,000 of the net amount at risk for an
                                                                              85-year-old male smoker in the first year.
                                                                              Charge for a representative insured
                                                                              $0.026 per $1,000 of the net amount at risk for a
                                                                              42-year-old male standard non-nicotine in the first
                                                                              year.
Accidental Death Benefit Rider (1)          Monthly.                          Minimum Charge
                                                                              $0.083 per $1,000 of the net amount at risk for a
                                                                              10-year-old in the first year.
                                                                              Maximum Charge
                                                                              $0.18 per $1,000 of the net amount at risk for a
                                                                              60-year-old in the first year.
                                                                              Charge for a representative insured
                                                                              $0.103 per $1,000 of the net amount at risk for a
                                                                              42-year-old in the first year.
Deduction Amount Waiver Rider (1)           Monthly.                          Minimum Charge
                                                                              6.9% of the monthly deduction amount for a
                                                                              20-year-old male preferred non-smoker in the first
                                                                              year.
                                                                              Maximum Charge
                                                                              33.3% of the monthly deduction amount for a
                                                                              55-year-old female in the first year.
                                                                              Charge for a representative insured
                                                                              9.2% of the monthly deduction amount for a
                                                                              50-year-old male standard non-nicotine in the first
                                                                              year
Enhanced No Lapse Guarantee Rider (1)       Monthly.                          Minimum Charge
                                                                              $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                                              Maximum Charge
                                                                              $0.10 per $1,000 of Face Amount for an 80-year-old.
                                                                              Charge for a representative insured
                                                                              $0.01 per $1,000 of Face Amount for a 42-year-old.
Lifetime No Lapse Guarantee Rider (1)       Monthly.                          Minimum Charge
                                                                              $0.01 per $1,000 of Face Amount for a 1-year-old.
                                                                              Maximum Charge
                                                                              $0.06 per $1,000 of Face Amount for an 80-year-old.
                                                                              Charge for a representative insured
                                                                              $0.01 per $1,000 of Face Amount for a 47-year-old.
Child Insurance Rider                       Monthly.                          The fee is $0.50 per $1,000 of coverage.
Policy Continuation Rider                   If you elect this rider, the      7% of Account Value
                                            charge is deducted when you
                                            exercise the rider benefit.
Accelerated Death Benefit Rider for         When you exercise the benefit.    Maximum Charge
Terminal Illness                                                              $300

-------------------------------------------------------------------------------

              RIDER CHARGES                     WHEN CHARGE IS DEDUCTED                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
LifeAccess Accelerated Benefit Rider        Monthly.                          Minimum Charge
(available for policies issued after March                                    $0.003521 per $1,000 of the benefit net amount at
12, 2007 )                                                                    risk for a 25-year-old female preferred plus
                                                                              non-nicotine in the first year.
                                                                              Maximum Charge
                                                                              $2.01136 per $1,000 of the benefit net amount at
                                                                              risk for an 80-year-old male standard nicotine in
                                                                              the first year.
                                                                              Charge for a representative insured
                                                                              $0.00768 per $1,000 of the benefit net amount at
                                                                              risk for a 42-year-old male preferred non-nicotine
                                                                              in the first year.



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration. See the Term Insurance Rider description in the "Other Benefits" section for information you should consider when evaluating the use of the Term Insurance Rider.

12

-------------------------------------------------------------------------------


              ANNUAL FUND OPERATING EXPENSES [TABLE TO BE UPDATED]


Each Subaccount purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.


The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2006.



                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  [ %]               [ %]
[expenses that are deducted from underlying Fund assets,
including management fees, distribution,
and/or service (12b-1) fees and other expenses.]


                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES


The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2006. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.

                                                                  12B-1
                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT          SERVICING             OTHER
FUND                                           FEES                FEES              EXPENSES
--------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund             0.61%                 N/A               0.29%
 (Series I)
AIM V.I. Capital Development Fund              0.75%                 N/A               0.34%
 (Series I)
AIM V.I. Core Equity Fund (Series I)           0.60%                 N/A               0.27%
AIM V.I. Mid Cap Core Equity Fund              0.72%                 N/A               0.31%
 (Series I)
AIM V.I. Small Cap Equity Fund (Series         0.85%                 N/A               0.72%
 I)
AllianceBernstein VPS International            0.75%               0.25%               0.12%
 Value Portfolio -- Class B
AllianceBernstein VPS Small/Mid Cap            0.75%               0.25%               0.12%
 Value Portfolio -- Class B
American Funds Asset Allocation Fund           0.34%  (6)          0.25%               0.01%
 -- Class 2
American Funds Blue Chip Income and            0.44%  (6)          0.25%               0.01%
 Growth Fund -- Class 2
American Funds Bond Fund -- Class 2            0.43%  (6)          0.25%               0.01%
American Funds Global Growth Fund --           0.58%  (6)          0.25%               0.04%
 Class 2
American Funds Global Small                    0.74%  (6)          0.25%               0.05%
 Capitalization Fund - - Class 2
American Funds Growth Fund -- Class 2          0.33%  (6)          0.25%               0.02%

                                                                                        TOTAL NET
                                           TOTAL ANNUAL         CONTRACTUAL              ANNUAL
                                               FUND           FEE WAIVERS OR              FUND
                                            OPERATING             EXPENSE               OPERATING
FUND                                         EXPENSES         REIMBURSEMENTS            EXPENSES
--------------------------------------  ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund             0.90%                  N/A               0.90%  (1)(2)
 (Series I)
AIM V.I. Capital Development Fund              1.09%                  N/A               1.09%  (1)(3)
 (Series I)
AIM V.I. Core Equity Fund (Series I)           0.87%                  N/A               0.87%  (1)(2)(4)
AIM V.I. Mid Cap Core Equity Fund              1.03%                  N/A               1.03%  (1)
 (Series I)
AIM V.I. Small Cap Equity Fund (Series         1.57%                0.42%               1.15%  (3)(5)
 I)
AllianceBernstein VPS International            1.12%               -0.01%               1.11%  (18)
 Value Portfolio -- Class B
AllianceBernstein VPS Small/Mid Cap            1.12%                   --               1.12%
 Value Portfolio -- Class B
American Funds Asset Allocation Fund           0.60%                0.03%               0.57%
 -- Class 2
American Funds Blue Chip Income and            0.70%                0.04%               0.66%
 Growth Fund -- Class 2
American Funds Bond Fund -- Class 2            0.69%                0.04%               0.65%
American Funds Global Growth Fund --           0.87%                0.05%               0.82%
 Class 2
American Funds Global Small                    1.04%                0.07%               0.97%
 Capitalization Fund - - Class 2
American Funds Growth Fund -- Class 2          0.60%                0.03%               0.57%

-------------------------------------------------------------------------------

                                                                  12B-1
                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT          SERVICING             OTHER
FUND                                           FEES                FEES              EXPENSES
--------------------------------------------------------------------------------------------------
American Funds Growth-Income Fund --           0.28%  (6)          0.25%               0.01%
 Class 2
American Funds International Fund --           0.52%  (6)          0.25%               0.05%
 Class 2
American Funds New World Fund -- Class         0.84%  (6)          0.25%               0.08%
 2
Fidelity VIP Contrafund Portfolio --           0.57%               0.25%               0.09%
 Service Class 2
Fidelity VIP Equity-Income Portfolio           0.47%                 N/A               0.09%
 -- Initial Class
Fidelity VIP Equity-Income Portfolio           0.47%               0.25%               0.09%
 -- Service Class 2
Fidelity VIP Mid Cap Portfolio --              0.57%               0.25%               0.12%
 Service Class 2
Franklin Income Securities Fund --             0.46%  (19)         0.25%  (20)         0.02%
 Class 2
Franklin Small Cap Value Securities            0.52%               0.25%  (9)          0.17%
 Fund -- Class 2
Hartford Advisers HLS Fund -- Class IA         0.60%                 N/A               0.06%
Hartford Capital Appreciation HLS Fund         0.63%                 N/A               0.07%
 --Class IA
Hartford Disciplined Equity HLS Fund           0.70%                 N/A               0.04%
 -- Class IA
Hartford Dividend and Growth HLS Fund          0.64%                 N/A               0.03%
 -- Class IA
Hartford Growth Opportunities HLS Fund         0.61%                 N/A               0.03%
 --Class IA
Hartford Index HLS Fund --Class IA             0.40%  (11)           N/A               0.02%
Hartford International Opportunities           0.69%                 N/A               0.09%
 HLS Fund --Class IA
Hartford International Small Company           0.85%                 N/A               0.15%
 HLS Fund -- Class IA
Hartford MidCap Value HLS Fund --              0.75%                 N/A               0.04%
 Class IA
Hartford Money Market HLS Fund --              0.45%                 N/A               0.04%
 Class IA
Hartford Mortgage Securities HLS Fund          0.45%                 N/A               0.04%
 --Class IA
Hartford Small Company HLS Fund --             0.70%                 N/A               0.05%
 Class IA
Hartford Stock HLS Fund --Class IA             0.46%                 N/A               0.04%
Hartford Total Return Bond HLS Fund --         0.46%                 N/A               0.04%
 Class IA
Hartford Value Opportunities HLS Fund          0.62%                 N/A               0.03%
 --Class IA

                                                                                        TOTAL NET
                                           TOTAL ANNUAL         CONTRACTUAL              ANNUAL
                                               FUND           FEE WAIVERS OR              FUND
                                            OPERATING             EXPENSE               OPERATING
FUND                                         EXPENSES         REIMBURSEMENTS            EXPENSES
--------------------------------------  ----------------------------------------------------------------
American Funds Growth-Income Fund --           0.54%                0.02%               0.52%
 Class 2
American Funds International Fund --           0.82%                0.05%               0.77%
 Class 2
American Funds New World Fund -- Class         1.17%                0.07%               1.10%
 2
Fidelity VIP Contrafund Portfolio --           0.91%                   --               0.91%  (7)
 Service Class 2
Fidelity VIP Equity-Income Portfolio           0.56%                   --               0.56%  (8)
 -- Initial Class
Fidelity VIP Equity-Income Portfolio           0.81%                   --               0.81%  (8)
 -- Service Class 2
Fidelity VIP Mid Cap Portfolio --              0.94%                   --               0.94%  (7)
 Service Class 2
Franklin Income Securities Fund --             0.73%                  N/A               0.73%
 Class 2
Franklin Small Cap Value Securities            0.94%                0.05%  (10)         0.89%  (16)
 Fund -- Class 2
Hartford Advisers HLS Fund -- Class IA         0.66%                  N/A               0.66%
Hartford Capital Appreciation HLS Fund         0.70%                  N/A               0.70%
 --Class IA
Hartford Disciplined Equity HLS Fund           0.74%                  N/A               0.74%
 -- Class IA
Hartford Dividend and Growth HLS Fund          0.67%                  N/A               0.67%
 -- Class IA
Hartford Growth Opportunities HLS Fund         0.64%                  N/A               0.64%
 --Class IA
Hartford Index HLS Fund --Class IA             0.42%                  N/A               0.42%
Hartford International Opportunities           0.78%                  N/A               0.78%
 HLS Fund --Class IA
Hartford International Small Company           1.00%                  N/A               1.00%
 HLS Fund -- Class IA
Hartford MidCap Value HLS Fund --              0.79%                  N/A               0.79%
 Class IA
Hartford Money Market HLS Fund --              0.49%                  N/A               0.49%
 Class IA
Hartford Mortgage Securities HLS Fund          0.49%                  N/A               0.49%
 --Class IA
Hartford Small Company HLS Fund --             0.75%                  N/A               0.75%
 Class IA
Hartford Stock HLS Fund --Class IA             0.50%                  N/A               0.50%
Hartford Total Return Bond HLS Fund --         0.50%                  N/A               0.50%
 Class IA
Hartford Value Opportunities HLS Fund          0.65%                  N/A               0.65%
 --Class IA

14

-------------------------------------------------------------------------------

                                                                  12B-1
                                                               DISTRIBUTION
                                                                  AND/OR
                                            MANAGEMENT          SERVICING             OTHER
FUND                                           FEES                FEES              EXPENSES
--------------------------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio          0.75%  (12)          0.00               0.58%
 -- Class VC
Lord Abbett Growth & Income Portfolio          0.48%  (14)          0.00               0.41%
 -- Class VC
MFS(R) Investors Trust Series --               0.75%                  --               0.13%  (15)
 Initial Class
MFS(R) New Discovery Series --                 0.90%                  --               0.16%  (15)
 Initial Class
MFS(R) Total Return Series --                  0.75%                  --               0.09%  (15)
 Initial Class
Mutual Discovery Securities Fund --            0.80%               0.25%  (20)         0.23%
 Class 2
Mutual Shares Securities Fund -- Class         0.60%               0.25%  (9)          0.18%
 2
Oppenheimer Capital Appreciation               0.64%               0.25%               0.02%  (16)
 Fund/VA --Service Shares
Oppenheimer Global Securities Fund/VA          0.63%               0.25%               0.04%  (16)
 --Service Shares
Oppenheimer Main Street Fund/VA --             0.65%               0.25%               0.01%  (16)
 Service Shares
Putnam VT Capital Opportunities Fund           0.65%               0.25%               0.51%
 --Class IB
Putnam VT Equity Income Fund -- Class          0.65%               0.25%               0.17%
 IB
Putnam VT Global Equity Fund -- Class          0.78%               0.25%               0.14%
 IB
Putnam VT Growth and Income Fund --            0.49%               0.25%               0.05%
 Class IB
Putnam VT High Yield Fund -- Class IB          0.68%               0.25%               0.10%
Putnam VT Income Fund --Class IB               0.61%               0.25%               0.10%
Putnam VT International Equity Fund --         0.75%               0.25%               0.18%
 Class IB
Putnam VT New Opportunities Fund --            0.61%               0.25%               0.05%
 Class IB
Putnam VT Small Cap Value Fund --              0.76%               0.25%               0.08%
 Class IB
Putnam VT Voyager Fund - - Class IB            0.57%               0.25%               0.06%
Templeton Growth Securities Fund --            0.75%  (19)         0.25%  (20)         0.07%
 Class 2
Van Kampen LIT Comstock Portfolio --           0.56%               0.25%               0.03%
 Class II

                                                                                        TOTAL NET
                                           TOTAL ANNUAL         CONTRACTUAL              ANNUAL
                                               FUND           FEE WAIVERS OR              FUND
                                            OPERATING             EXPENSE               OPERATING
FUND                                         EXPENSES         REIMBURSEMENTS            EXPENSES
--------------------------------------  ----------------------------------------------------------------
Lord Abbett America's Value Portfolio          1.33%                0.18%  (13)         1.15%
 -- Class VC
Lord Abbett Growth & Income Portfolio          0.89%                 0.00               0.89%
 -- Class VC
MFS(R) Investors Trust Series --               0.88%  (15)            N/A               0.88%  (15)
 Initial Class
MFS(R) New Discovery Series --                 1.06%  (15)            N/A               1.06%  (15)
 Initial Class
MFS(R) Total Return Series --                  0.84%  (15)            N/A               0.84%  (15)
 Initial Class
Mutual Discovery Securities Fund --            1.28%                  N/A               1.28%
 Class 2
Mutual Shares Securities Fund -- Class         1.03%                   --               1.03%
 2
Oppenheimer Capital Appreciation               0.91%                   --               0.91%
 Fund/VA --Service Shares
Oppenheimer Global Securities Fund/VA          0.92%                   --               0.92%
 --Service Shares
Oppenheimer Main Street Fund/VA --             0.91%                   --               0.91%
 Service Shares
Putnam VT Capital Opportunities Fund           1.41%                0.24%               1.17%  (17)
 --Class IB
Putnam VT Equity Income Fund -- Class          1.07%                0.01%               1.06%  (17)
 IB
Putnam VT Global Equity Fund -- Class          1.17%                   --               1.17%
 IB
Putnam VT Growth and Income Fund --            0.79%                   --               0.79%
 Class IB
Putnam VT High Yield Fund -- Class IB          1.03%                0.01%               1.02%  (17)
Putnam VT Income Fund --Class IB               0.96%                0.07%               0.89%  (17)
Putnam VT International Equity Fund --         1.18%                   --               1.18%
 Class IB
Putnam VT New Opportunities Fund --            0.91%                   --               0.91%
 Class IB
Putnam VT Small Cap Value Fund --              1.09%                   --               1.09%
 Class IB
Putnam VT Voyager Fund - - Class IB            0.88%                   --               0.88%
Templeton Growth Securities Fund --            1.07%                  N/A               1.07%
 Class 2
Van Kampen LIT Comstock Portfolio --           0.84%                   --               0.84%
 Class II

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by

-------------------------------------------------------------------------------

     the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(3) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(4) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.

(5) Effective July 1, 2005, the Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.

(6) The fund's investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for the Fidelity VIP Contrafund Portfolio -- Service Class 2 and 0.89% for the Fidelity VIP Mid Cap Portfolio -- Service Class 2. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for the Fidelity VIP Equity-Income Portfolio -- Initial Class and 0.80% for the Fidelity VIP Equity-Income Portfolio -- Service Class 2. These offsets may be discontinued at any time.

(9) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

(10) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).

(11) Effective November 1, 2005, HL Investment Advisors, LLC has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.30%.

(12) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .75% to the following annual rates:
    0.75% of the first $1 billion of average daily net assets;

16

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     0.70% of the next $1 billion of average daily net assets;
     0.65% of average daily net assets over $2 billion.

(13) For the fiscal year ending December 31, 2006 through April 30, 2007, Lord Abbett has contractually agreed to reimburse a portion of the fund's other expenses to the extent necessary to maintain its Other Expenses at an aggregate rate of 0.40% of average daily net assets.

(14) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .50% to the following annual rates:
    0.50% of the first $1 billion of average daily net assets;
    0.45% of average daily net assets over $1 billion.

(15) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(16) Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses paid by the Fund. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2005, the transfer agent fees did not exceed the expense limitation described above.

(17) Reflects Putnam Management's contractual agreement to limit fund expenses through December 31, 2006.

(18) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.

(19) The Fund administration fee is paid indirectly through the management fee.

(20) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

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ABOUT US


Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.



THE COMPANIES



HARTFORD LIFE INSURANCE COMPANY -- We are stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



THE SEPARATE ACCOUNTS



HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL I -- established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL I -- established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.


THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and other policy charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Account Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Account Value may decrease in value.

The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.

FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND       A I M Advisors, Inc.                         Growth of capital
 SUB-ACCOUNT which purchases Series I
 shares of the AIM V.I. Capital
 Appreciation Fund of the AIM Variable
 Insurance Funds
AIM V.I. CAPITAL DEVELOPMENT FUND        A I M Advisors, Inc.                         Long-term growth of capital
 SUB-ACCOUNT which purchases Series I
 shares of the AIM V.I. Capital
 Development Fund of the AIM Variable
 Insurance Funds.

18

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
FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND SUB-ACCOUNT    A I M Advisors, Inc.                         Growth of capital
 which purchases Series I shares of the
 AIM V.I. Core Equity Fund of the AIM
 Variable Insurance Funds (Closed to
 all premium payments and transfers of
 Account Value for policies issued on
 or after May 1, 2006. Fund will remain
 available to investment for policies
 issued April 30, 2006 and before.)
AIM V.I. MID CAP CORE EQUITY FUND        A I M Advisors, Inc.                         Long-term growth of capital
 SUB-ACCOUNT which purchases Series I
 shares of the AIM V.I. Mid Cap Core
 Equity Fund of the AIM Variable
 Insurance Funds
AIM V.I. SMALL CAP EQUITY FUND           A I M Advisors, Inc.                         Long-term growth of capital
 SUB-ACCOUNT which purchases Series I
 shares of the AIM V.I. Small Cap
 Equity Fund of the AIM Variable
 Insurance Funds
ALLIANCEBERNSTEIN VPS INTERNATIONAL      AllianceBernstein L.P.                       Long-term growth of capital
 VALUE PORTFOLIO SUB-ACCOUNT which
 purchases Class B shares of the
 International Value Portfolio of
 AllianceBernstein Variable Products
 Series Fund, Inc.
ALLIANCEBERNSTEIN VPS SMALL/MID CAP      AllianceBernstein L.P.                       Long-term growth of capital
 VALUE PORTFOLIO SUB-ACCOUNT which
 purchases Class B shares of the
 Small/Mid Cap Value Portfolio of
 AllianceBernstein Variable Products
 Series Fund, Inc.
AMERICAN FUNDS ASSET ALLOCATION FUND     Capital Research and Management Company      High, total return, including income and
 SUB-ACCOUNT which purchases Class 2                                                  capital gains, consistent with the
 shares of the Asset Allocation Fund of                                               preservation of capital over the long term
 American Funds Insurance Series (also
 known as American Variable Insurance
 Series)
AMERICAN FUNDS BLUE CHIP INCOME AND      Capital Research and Management Company      Produce income exceeding the average yield
 GROWTH FUND SUB-ACCOUNT which                                                        on U.S. stocks generally (as represented by
 purchases Class 2 shares of the Blue                                                 the average yield on the Standard & Poor's
 Chip Income and Growth Fund of                                                       500 Composite Index) and to provide an
 American Funds Insurance Series (also                                                opportunity for growth of principal
 known as American Variable Insurance                                                 consistent with sound common stock
 Series)                                                                              investing
AMERICAN FUNDS BOND FUND SUB-ACCOUNT     Capital Research and Management Company      High level of current income as is
 which purchases Class 2 shares of the                                                consistent with the preservation of capital
 Bond Fund of American Funds Insurance
 Series (also known as American
 Variable Insurance Series)
AMERICAN FUNDS GLOBAL GROWTH FUND        Capital Research and Management Company      Long-term growth of capital
 SUB-ACCOUNT which purchases Class 2
 shares of the Global Growth Fund of
 American Funds Insurance Series (also
 known as American Variable Insurance
 Series)


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                                                                          19

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
FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL              Capital Research and Management Company      Long-term growth of capital
 CAPITALIZATION FUND SUB-ACCOUNT which
 purchases Class 2 shares of the Global
 Small Capitalization Fund of American
 Funds Insurance Series (also known as
 American Variable Insurance Series)
AMERICAN FUNDS GROWTH FUND SUB-ACCOUNT   Capital Research and Management Company      Long-term growth of capital
 which purchases Class 2 shares of the
 Growth Fund of American Funds
 Insurance Series (also known as
 American Variable Insurance Series)
AMERICAN FUNDS GROWTH-INCOME FUND        Capital Research and Management Company      Growth of capital and income
 SUB-ACCOUNT which purchases Class 2
 shares of the Growth-Income Fund of
 American Funds Insurance Series (also
 known as American Variable Insurance
 Series)
AMERICAN FUNDS INTERNATIONAL FUND        Capital Research and Management Company      Long-term growth of capital
 SUB-ACCOUNT which purchases Class 2
 shares of the International Fund of
 American Funds Insurance Series (also
 known as American Variable Insurance
 Series)
AMERICAN FUNDS NEW WORLD FUND            Capital Research and Management Company      Long-term growth of capital
 SUB-ACCOUNT which purchases Class 2
 shares of the New World Fund of
 American Funds Insurance Series (also
 known as American Variable Insurance
 Series)
FIDELITY VIP CONTRAFUND PORTFOLIO        Fidelity Management & Research Company       Long-term capital appreciation
 SUB-ACCOUNT which purchases Service
 Class 2 shares of Fidelity VIP
 Contrafund(R) Portfolio of Fidelity
 Variable Insurance Products Fund
FIDELITY VIP EQUITY-INCOME PORTFOLIO     Fidelity Management & Research Company       Reasonable income. Fund will also consider
 SUB-ACCOUNT which purchases Initial                                                  potential for capital appreciation
 Class shares of Fidelity VIP
 Equity-Income Portfolio of Fidelity
 Variable Insurance Products Fund
 (Policies issued prior to 10/3/05 will
 receive Initial Class shares).
FIDELITY VIP EQUITY-INCOME PORTFOLIO     Fidelity Management & Research Company       Reasonable income. Fund will also consider
 SUB-ACCOUNT which purchases Service                                                  potential for capital appreciation
 Class 2 shares of Fidelity VIP
 Equity-Income Portfolio of Fidelity
 Variable Insurance Products Fund
FIDELITY VIP MID CAP PORTFOLIO           Fidelity Management & Research Company       Long-term growth of capital
 SUB-ACCOUNT which purchases Service
 Class 2 shares of Fidelity VIP Mid Cap
 Portfolio of Fidelity Variable
 Insurance Products Fund

20

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
FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND          Franklin Advisers, Inc.                      Maximize income while maintaining prospects
 SUB-ACCOUNT which purchases Class 2                                                  for capital appreciation
 shares of the Franklin Income
 Securities Fund of the Franklin
 Templeton Variable Insurance Products
 Trust
FRANKLIN SMALL CAP VALUE SECURITIES      Franklin Advisory Services, LLC              Long-term total return
 FUND SUB-ACCOUNT which purchases Class
 2 shares of the Franklin Small Cap
 Value Securities Fund of the Franklin
 Templeton Variable Insurance Products
 Trust
HARTFORD ADVISERS HLS FUND SUB-ACCOUNT   HL Investment Advisors, LLC; sub-advised by  Maximum long-term total return
 which purchases Class IA shares of      Wellington Management Company, LLP
 Hartford Advisers HLS Fund of Hartford
 Series Fund, Inc.
HARTFORD CAPITAL APPRECIATION HLS FUND   HL Investment Advisors, LLC; sub-advised by  Growth of capital
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP
 shares of Hartford Capital
 Appreciation HLS Fund of Hartford
 Series Fund, Inc. (Closed to all
 premium payments and transfers of
 Account Value for all policies issued
 on or after May 2, 2005. Fund will
 remain available for investment for
 policies issued May 1, 2005 and
 before.)
HARTFORD DISCIPLINED EQUITY HLS FUND     HL Investment Advisors, LLC; sub-advised by  Growth of capital
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP
 shares of Hartford Disciplined Equity
 HLS Fund of Hartford Series Fund, Inc.
HARTFORD DIVIDEND AND GROWTH HLS FUND    HL Investment Advisors, LLC; sub-advised by  High level of current income consistent
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP           with growth of capital
 shares of Hartford Dividend and Growth
 HLS Fund of Hartford Series Fund, Inc.
HARTFORD GROWTH OPPORTUNITIES HLS FUND   HL Investment Advisors, LLC; sub-advised by  Short- and long-term capital appreciation
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP
 shares of Hartford Growth
 Opportunities HLS Fund of Hartford HLS
 Series Fund II, Inc.
HARTFORD INDEX HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC; sub-advised by  Seeks to provide investment results which
 which purchases Class IA shares of      Hartford Investment Management Company       approximate the price and yield performance
 Hartford Index HLS Fund of Hartford                                                  of publicly traded common stocks in the
 Series Fund, Inc.                                                                    aggregate
HARTFORD INTERNATIONAL OPPORTUNITIES     HL Investment Advisors, LLC; sub-advised by  Long-term growth of capital
 HLS FUND SUB-ACCOUNT which purchases    Wellington Management Company, LLP
 Class IA shares of Hartford
 International Opportunities HLS Fund
 of Hartford Series Fund, Inc.
HARTFORD INTERNATIONAL SMALL COMPANY     HL Investment Advisors, LLC; sub-advised by  Capital appreciation
 HLS FUND SUB-ACCOUNT which purchases    Wellington Management Company, LLP
 Class IA shares of Hartford
 International Small Company HLS Fund
 of Hartford Series Fund, Inc.

-------------------------------------------------------------------------------

FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND           HL Investment Advisors, LLC; sub-advised by  Long-term capital appreciation
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP
 shares of Hartford MidCap Value HLS
 Fund of Hartford Series Fund, Inc.
 (Closed to all premium payments and
 transfers of Account Value for all
 policies issued on or after August 2,
 2004. Fund will remain available for
 investment for policies issued August
 1, 2004 and before.)
HARTFORD MONEY MARKET HLS FUND           HL Investment Advisors, LLC; sub-advised by  Maximum current income consistent with
 SUB-ACCOUNT which purchases Class IA    Hartford Investment Management Company       liquidity and preservation of capital
 shares of Hartford Money Market HLS
 Fund of Hartford Series Fund, Inc.
HARTFORD MORTGAGE SECURITIES HLS FUND    HL Investment Advisors, LLC; sub-advised by  Maximum current income consistent with
 SUB-ACCOUNT which purchases Class IA    Hartford Investment Management Company       safety of principal and maintenance of
 shares of Hartford Mortgage Securities                                               liquidity
 HLS Fund of Hartford Series Fund, Inc.
HARTFORD SMALL COMPANY HLS FUND          HL Investment Advisors, LLC; sub-advised by  Growth of capital
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP
 shares of Hartford Small Company HLS
 Fund of Hartford Series Fund, Inc.
 (Closed to all premium payments and
 transfers of Account Value for all
 policies issued on or after August 2,
 2004. Fund will remain available for
 investment for policies issued August
 1, 2004 and before.)
HARTFORD STOCK HLS FUND SUB-ACCOUNT      HL Investment Advisors, LLC; sub-advised by  Long-term growth of capital, with income as
 which purchases Class IA shares of      Wellington Management Company, LLP           a secondary consideration
 Hartford Stock HLS Fund of Hartford
 Series Fund, Inc.
HARTFORD TOTAL RETURN BOND HLS FUND      HL Investment Advisors, LLC; sub-advised by  Competitive total return, with income as a
 SUB-ACCOUNT which purchases Class IA    Hartford Investment Management Company       secondary objective
 shares of Hartford Total Return Bond
 HLS Fund of Hartford Series Fund, Inc.
HARTFORD VALUE OPPORTUNITIES HLS FUND    HL Investment Advisors, LLC; sub-advised by  Short- and long-term capital appreciation
 SUB-ACCOUNT which purchases Class IA    Wellington Management Company, LLP
 shares of Hartford Value Opportunities
 HLS Fund of Hartford HLS Series Fund
 II, Inc.
LORD ABBETT AMERICA'S VALUE PORTFOLIO    Lord, Abbett & Co. LLC                       Current income and capital appreciation
 SUB-ACCOUNT which purchases Class VC
 shares of the Lord Abbett America's
 Value Portfolio of the Lord Abbett
 Series Fund, Inc.
LORD ABBETT GROWTH AND INCOME PORTFOLIO  Lord, Abbett & Co. LLC                       Long-term growth of capital and income
 SUB-ACCOUNT which purchases Class VC
 shares of the Lord Abbett Growth and
 Income Portfolio of the Lord Abbett
 Series Fund, Inc.

22

-------------------------------------------------------------------------------

FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES SUB-ACCOUNT   MFS Investment Management(R)                 Long-term growth of capital and secondarily
 which purchases Initial Class shares                                                 to provide reasonable current income
 of the MFS(R) Investors Trust Series
 of the MFS(R) Variable Insurance Trust
MFS NEW DISCOVERY SERIES SUB-ACCOUNT     MFS Investment Management(R)                 Capital appreciation
 which purchases Initial Class shares
 of the MFS(R) New Discovery Series of
 the MFS(R) Variable Insurance Trust
MFS TOTAL RETURN SERIES SUB-ACCOUNT      MFS Investment Management(R)                 Above-average income
 which purchases Initial Class shares
 of the MFS(R) Total Return Series of
 the MFS(R) Variable Insurance Trust
MUTUAL DISCOVERY SECURITIES FUND         Franklin Mutual Advisors, LLC, sub-advised   Capital appreciation
 SUB-ACCOUNT which purchases Class 2     by Franklin Templeton Investment Management
 shares of the Mutual Discovery          Limited
 Securities Fund of the Franklin
 Templeton Variable Insurance Products
 Trust
MUTUAL SHARES SECURITIES FUND            Franklin Mutual Advisors, LLC                Capital appreciation, with income as a
 SUB-ACCOUNT which purchases Class 2                                                  secondary goal
 shares of the Mutual Shares Securities
 Fund of the Franklin Templeton
 Variable Insurance Products Trust
OPPENHEIMER CAPITAL APPRECIATION         OppenheimerFunds, Inc.                       Capital appreciation
 FUND/VA SUB-ACCOUNT which purchases
 Service Shares of the Oppenheimer
 Capital Appreciation Fund/VA of
 Oppenheimer Variable Account Funds
OPPENHEIMER GLOBAL SECURITIES FUND/VA    OppenheimerFunds, Inc.                       Long-term capital appreciation
 SUB-ACCOUNT which purchases Service
 Shares of the Oppenheimer Global
 Securities Fund/VA of Oppenheimer
 Variable Account Funds
OPPENHEIMER MAIN STREET FUND/VA          OppenheimerFunds, Inc.                       Total return
 SUB-ACCOUNT which purchases Service
 Shares of the Oppenheimer Main Street
 Fund(R)/VA of Oppenheimer Variable
 Account Funds
PUTNAM VT CAPITAL OPPORTUNITIES FUND     Putnam Investment Management, LLC            Long-term growth of capital
 SUB-ACCOUNT which purchases Class IB
 shares of the Putnam VT Capital
 Opportunities Fund of Putnam Variable
 Trust
PUTNAM VT EQUITY INCOME FUND             Putnam Investment Management, LLC            Capital growth and current income
 SUB-ACCOUNT which purchases Class IB
 shares of the Putnam VT Equity Income
 Fund of Putnam Variable Trust

-------------------------------------------------------------------------------

FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL EQUITY FUND             Putnam Investment Management, LLC            Capital appreciation
 SUB-ACCOUNT which purchases Class IB
 shares of the Putnam VT Global Equity
 Fund of Putnam Variable Trust (Closed
 to all premium payments and transfers
 of Account Value for policies issued
 on or after May 1, 2006. Fund will
 remain available to investment for
 policies issued April 30, 2006 and
 before.)
PUTNAM VT GROWTH AND INCOME FUND         Putnam Investment Management, LLC            Capital growth and current income
 SUB-ACCOUNT which purchases Class IB
 shares of the Putnam VT Growth and
 Income Fund of Putnam Variable Trust
PUTNAM VT HIGH YIELD FUND SUB-ACCOUNT    Putnam Investment Management, LLC            High current income. Capital growth is a
 which purchases Class IB shares of the  Sub-advised by Putnam Investments Limited    secondary goal when consistent with
 Putnam VT High Yield Fund of Putnam                                                  achieving high current income
 Variable Trust
PUTNAM VT INCOME FUND SUB-ACCOUNT which  Putnam Investment Management, LLC            High current income consistent with what
 purchases Class IB shares of the                                                     Putnam Management believes to be prudent
 Putnam VT Income Fund of Putnam                                                      risk
 Variable Trust
PUTNAM VT INTERNATIONAL EQUITY FUND      Putnam Investment Management, LLC            Capital appreciation
 SUB-ACCOUNT which purchases Class IB    Sub-advised by Putnam Investments Limited
 shares of the Putnam VT International
 Equity Fund of Putnam Variable Trust
PUTNAM VT NEW OPPORTUNITIES FUND         Putnam Investment Management, LLC            Long-term capital appreciation
 SUB-ACCOUNT which purchases Class IB
 shares of the Putnam VT New
 Opportunities Fund of Putnam Variable
 Trust
PUTNAM VT SMALL CAP VALUE FUND           Putnam Investment Management, LLC            Capital appreciation
 SUB-ACCOUNT which purchases Class IB
 shares of the Putnam VT Small Cap
 Value Fund of Putnam Variable Trust
PUTNAM VT VOYAGER FUND SUB-ACCOUNT       Putnam Investment Management, LLC            Capital appreciation
 which purchases Class IB shares of the
 Putnam VT Voyager Fund of Putnam
 Variable Trust
TEMPLETON GROWTH SECURITIES FUND         Templeton Global Advisors Limited,           Long-term capital growth
 SUB-ACCOUNT which purchases Class 2     sub-advised by Templeton Asset Management
 shares of the Templeton Growth          Ltd.
 Securities Fund of the Franklin
 Templeton Variable Insurance Products
 Trust
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT      Van Kampen Asset Management                  Capital growth and income
 which purchases Class II shares of the
 Comstock Portfolio of the Van Kampen
 Life Investment Trust

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account

24

-------------------------------------------------------------------------------

or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. Risks are disclosed in the Funds' prospectuses accompanying this prospectus.


VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instructions. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.



SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.




We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.




In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.




FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.




The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.




TYPE OF PAYMENT                                         WHAT WE RECEIVE
--------------------------------------------------------------------------------
Administrative Service Fees                     We receive compensation from
                                                certain Funds or related parties
                                                (typically its investment
                                                adviser or principal
                                                underwriter) as compensation in
                                                exchange for, or in
                                                consideration of savings
                                                associated with, administrative
                                                services and/or distribution
                                                services we provide through one
                                                or more separate accounts. The
                                                services generally include
                                                record keeping (e.g.,
                                                shareholder records),
                                                shareholder services (e.g.,
                                                maintenance of toll free
                                                numbers, web access to
                                                statements and associated
                                                staffing expenses), and the
                                                mailing of periodic reports
                                                (e.g., confirmations, quarterly
                                                and annual, fund prospectuses
                                                and supplements and proxy
                                                materials), processing of
                                                purchase, transfer and
                                                redemption transactions,
                                                marketing assistance (e.g.,
                                                development and distribution or
                                                advertising materials or sales
                                                literature) and distribution
                                                related services (e.g.,
                                                continuing education, trail
                                                commissions and Marketing
                                                Expense Allowances.
Rule 12b-1 Fees                                 We (or an affiliate) receive
                                                fees through distribution and/or
                                                servicing plans adopted pursuant
                                                to Rule 12b-1 under the 1940
                                                Act. These fees compensate us
                                                (or HSD) for distribution,
                                                marketing and servicing
                                                functions.

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As of December 31, 2006, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBerstein Variable Products Series Funds & AllianceBernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distributors, Inc. & Morgan Stanley Select Dimensions Investment Series, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.



We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid to provide administrative, processing, accounting and shareholder services for the HLS Funds.



Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2005, revenue sharing and Rule 12b-1 fees did not exceed $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.



THE FIXED ACCOUNT


The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.


The Fixed Account credits at least 3.0% per year. We are not obligated to, but may, credit more than 3.0% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.0%.

CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load. The amount allocated after the deduction is called your Net Premium.

FRONT-END SALES LOAD


HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a front-end sales load from each premium you pay. The current sales load is 4.75%. The maximum sales load is 6.75%.




HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a front-end sales load from each premium you pay. For policies issued on or after May 1, 2007, the current sales load for policy year 1 is 4%. For policies issued prior to May 1, 2007, the first year sales load is 8%. The current sales load for all policies after year 1 is 4%. The maximum sales load is 8% in policy years 1 through 20 and 6% thereafter. In Oregon, for policies issued on or after May 1, 2007, the current sales load for policy year 1 is 6%. In Oregon, for policies issued prior to May 1, 2007, the first year sales load is 10%. The current sales load in Oregon for all polices after year 1 is 6%. The maximum sales load in Oregon is 10% in policy years 1 through 20 and 8% thereafter.


TAX CHARGE -- We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.

DEDUCTIONS FROM ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

-   the charge for the cost of insurance;

-   the monthly administrative charge;

-   the monthly per $1,000 charge;

-   the mortality and expense risk charge;

-   the charges for additional benefits provided by rider, if any.

We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.

ALLOCATION OF CHARGES OPTION -- You may provide us with written instructions to re-direct the deduction of your policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro

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rata basis from each available Sub-Account and the Fixed Account.

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

-   the cost of insurance rate per $1,000, multiplied by

-   the amount at risk, divided by

-   $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on 125% of the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue age, sex, risk class and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured's health.

Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. The current monthly administrative charge is $7.50 for initial Face Amounts of $100,000 and above. The current charge for initial Face Amounts below $100,000 is $10 per month. The maximum administrative charge is $10 per month for all initial Face Amounts.

MORTALITY AND EXPENSE RISK CHARGE


HARTFORD LIFE INSURANCE COMPANY POLICIES -- We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 years, the current mortality and expense risk charge is 1/12 of 0.75% of your Account Value in the Sub-Accounts, and the maximum rate is 1/12 of 0.90% of your Account Value in the Sub-Accounts. During years 11 to 20, the current rate is 1/12 of 0.25% and the maximum rate is 1/12 of 0.40% of your Account Value in the Sub-Accounts. After the 20th year there is no charge.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 years, the current and maximum mortality and expense risk charge is 1/12 of 0.75% of your Account Value in the Sub-Accounts. During years 11 to 20, the current rate is 1/12 of 0.25% and the maximum rate is 1/12 of 0.50% of your Account Value in the Sub-Accounts. After the 20th year there is no charge.


The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between the cost it incurs and the charges it collects.

MONTHLY PER $1,000 CHARGE -- We deduct a charge from your Account Value called the "Monthly Per $1,000 Charge" on each Monthly Activity Date. The charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for a period of:

-   7 years after you purchase your policy; and

- 7 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected.

The total Monthly Per $1,000 Charge is equal to:

-   the applicable Monthly Per $1,000 rates; multiplied by

-   the applicable Face Amounts; divided by

-   $1,000.

The Monthly Per $1,000 Charge is individualized based on the insured's initial Face Amount, Death Benefit option, issue age or age at time of a Face Amount increase, sex and insurance class. The Monthly Per $1,000 Charge compensates us for expenses incurred in issuing, distributing, and administering the policies.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Optional Supplemental Benefits."

SURRENDER CHARGE -- Surrender charges will be deducted from your Account Value if you surrender your policy:

-   During the first 9 policy years;

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-   Within 9 years of an unscheduled increase in your Face Amount; or

- Within 9 years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.

The amount of surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The surrender charges by policy year are shown in your policy. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Hartford may keep any difference between the cost it incurs and the charges it collects.

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.


INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The Policy Owner must have an insurable interest on the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. It is the responsibility of the Policy Owner to determine whether a proper insurable interest exists. Through our underwriting process, we will determine whether the insured is insurable.


ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

-   the amount of any Indebtedness;

-   any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your "free look" period. Your "free look" period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your "free look" period and the amount paid to you upon the return of your policy vary by state.


REPLACEMENTS



A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.



There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.


CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT-- You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

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TRANSFERS OF ACCOUNT VALUE -- You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.


CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.



WHAT IS A SUB-ACCOUNT TRANSFER?



A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?



Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuty contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.



We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.



ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?



Under the Poliocy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees. [For Quantum II only: In addition, if you transfer value from the Investment Account to the Benefit Account you may be subject to an Investment Account Transfer Charge (see Fixed Account and Benefit Account Transfer Restrictions for more information.)



WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?



FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owners to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.



For Example:



    - If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.



    - If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.



    - Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.



    - Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into


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     one Sub-Account, that would also count as one Sub-Account transfer.



    - However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.



SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF [20] SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. For example, Voice Response Unit, Internet or same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Policy. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.



We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.



The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.



We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.



THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:



ABUSIVE TRANSFER POLICY (EFFECTIVE UNTIL JULY 1, 2007)



Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.



We rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Policy Owners who transferred in or out of that Sub-Account on the day or days identified by the underlying Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Policies on that list to determine whether transfer activity of each identified Policy violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection. We consider some or all of the following factors:



-   the dollar amount of the transfer;



-   the total assets of the Funds involved in the transfer;



-   the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



-   the frequent trading policies and procedures of a potentially affected Fund.



If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Policy Anniversary.





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UNDERLYING FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)


--------------------------------------------------------------------------------


You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist as an underlying Fund's agent to help monitor compliance with that Fund's trading policy.


--------------------------------------------------------------------------------


We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information.


--------------------------------------------------------------------------------


Underlying Fund trading policies do not apply or may be limited. For instance:



- Certain types of financial intermediaries may not be required to provide us with shareholder information.


--------------------------------------------------------------------------------


- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.



- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.



- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.



POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,



- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.



- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.



- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.



HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?



We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.



Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.



LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, the maximum amount transferred in any Policy Year will be the greater of $1,000 or 25% of the Accumulated Value in the Fixed Account on the date of the transfer. (Hartford Life Insurance Policies Only).



LIMITATIONS ON TRANSFERS TO THE FIXED ACCOUNT -- At any time you may transfer all amounts in the Sub-Accounts to the Fixed Account and apply the Cash Surrender Value to purchase a non-variable paid-up life insurance policy, as long as the policy is in effect. You may also transfer amounts in the Sub-Accounts to the Fixed Account if a material change is made in the investment policy of the Separate Account and you object to the change. Lastly, you may transfer amounts in the Sub-Accounts to the Fixed Account during the first 18 months after your policy is issued, if your policy is in effect. (Hartford Life Insurance Policies Only).


DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were

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enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You may choose to have your Sub-Account allocations reallocated under this program either on a quarterly, semi-annual or annual basis, but you may only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

OPTIONAL SUPPLEMENTAL BENEFITS -- You may add additional benefits to your policy by electing one or more of the riders described below. Each rider involves additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.

ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this policy. So this rider allows you to terminate your policy and receive the Account Value without any deduction for Surrender Charges if there is no federal Estate Tax law in effect during 2011. We must receive your surrender request during the month of January 2011. The amount you receive under this rider is reduced by any outstanding Indebtedness. There is no additional charge for this rider.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If you become disabled, you may not be able to work and if your earnings decrease, you may have a difficult time paying your life insurance premiums to keep your policy inforce. So under this rider, if the insured becomes totally disabled, we will credit the policy with an amount specified in your policy, for as long as the insured remains totally disabled. This will help keep your policy inforce if you fall behind on your premium payments. You choose the level of coverage when you select the rider. The charge for this rider will continue to be deducted during total disability until the rider terminates.

TERM INSURANCE RIDER -- You may purchase a Term Insurance Rider on yourself as a base insured or on your family

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members. Under this Rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the Rider. You may elect this Rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this Rider. If your Policy offers a No Lapse Guarantee, the face amount of the Term Insurance Rider is not covered by the No Lapse Guarantee.

In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy's costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the Rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life policy and the policy's cash surrender value available to you may be higher because there are no surrender charges associated with the Rider. Some policy monthly charges do not apply to the face amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total death benefit over the life of the Policy. Under some funding scenarios where the minimum death benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total death benefit over the life of the Policy.

The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.

You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coverage in various combinations for your insurance protection needs.

ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this rider we will pay a specified amount when the insured dies. You choose the level of coverage when you select the rider.

DEDUCTION AMOUNT WAIVER RIDER -- The costs of your policy are deducted each month through the Monthly Deduction Amount. If you become disabled and fall behind on your premium payments, the continued deduction of the Monthly Deduction Amounts without paying the premium could risk your policy to default and terminate. So under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your policy inforce if you fall behind on your premium payments.

COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this rider is terminated and no future increases will occur. There is no charge for this rider.

CHILD INSURANCE RIDER -- This rider provides term life insurance coverage on the eligible children of the insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. To receive a death benefit, an insured child must be more than 16 days old but not yet 25 years old. Requirements to become an insured child are described in the rider. There is a per $1,000 charge for this rider. This rider may not be available in all policies.


ACCELERATED DEATH BENEFIT RIDER FOR TERMINAL ILLNESS -- In the event an insured's life expectancy is 12 months or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300.



LIFEACCESS ACCELERATED BENEFIT RIDER -- In the event the Insured becomes Chronically Ill and is likely to need services for the remainder of the Insured's life, we will pay an accelerated death benefit up to 100% of the Death Benefit and any term amount. At your request the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including a written certification from a Licensed Health Care Practitioner that the Insured is Chronically Ill. The certification must also state that the insured is in need of services under a plan and that such services are likely to be needed for the rest of the insured's life. In addition, as a condition of eligibility for benefits under the rider, we may impose restrictions or limitations on the availability of certain investment options. This rider is only available at Policy issuance and there is a charge for this rider.


NO-LAPSE GUARANTEE RIDERS

ENHANCED NO-LAPSE GUARANTEE RIDER -- There are circumstances that could cause your policy to terminate or "lapse." So your policy has a built-in "No-Lapse Guarantee" that will provide a minimum level of death benefit protection for a limited time after your policy would have otherwise terminated. The built-in No-Lapse Guarantee is described in the section of this prospectus entitled "Lapse and Reinstatement." If you elect the Enhanced No-Lapse Guarantee Rider, it allows you to lengthen the period of time that the built-in No-Lapse Guarantee will remain in effect. This period of time is called the "No-Lapse Guarantee Period," which may be extended under the rider as follows:

- If the insured is age 60 or younger you may choose to extend the No-Lapse Guarantee Period to 20 years;

- If the insured is between the ages of 61 and 69 you may choose to extend the No-Lapse Guarantee Period to age 80;

- If the insured is between the ages of 70 and 80 you may choose to extend the No-Lapse Guarantee to 10 years;

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-   If the insured is between the ages of 81 and 85 you may choose to extend the
    No-Lapse Guarantee Period to age 90.

LIFETIME NO-LAPSE GUARANTEE RIDER -- Under this rider, you may extend the No-Lapse Guarantee Period for the life of the insured.

See "Lapse and Reinstatement" for a more complete description of the No-Lapse Guarantee, the Enhanced No-Lapse Guarantee Rider, and the Lifetime No-Lapse Guarantee Rider.

POLICY CONTINUATION RIDER -- This rider gives you the option to continue your policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your policy is in danger of default or termination due to excessive Indebtedness. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Indebtedness. At the time you elect the benefit under the rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.

Riders may not be available in all states.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. If you select the Second Option or Third Option, each is irrevocable and you may not fully or partially commute the settlement option for a lump sum. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

- Payments of interest at the rate we declare (but not less than 2% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.

SECOND OPTION -- INCOME OF FIXED AMOUNT

- Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 2% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

- An amount payable monthly for the number of years selected, which may be from one to 30 years.

The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Third Option.

The tables for the First, Second and Third Options are based on a net investment rate of 2% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The scheduled maturity date is shown in your policy and is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.

If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.

At the scheduled maturity date, you may elect one of two options.

Under Option 1:

- Policy values will be transferred to the Fixed Account and no further transfers will be allowed;

-   The Face Amount will be set equal to the Death Benefit on the maturity date;

-   the Death Benefit Option will be changed to Option A (Level Option).

Under Option 2:

- The Face Amount will be set equal to the Death Benefit minus the Account Value on the maturity date;

- the Death Benefit Option will be changed to Option B (Return of Account Value Option) with no evidence of insurability being required;

- the Account Value, if any, will continue to fluctuate with investment performance;

Under both Option 1 and 2:

-   any loans will continue to accrue interest and become part of Indebtedness;

-   no future Monthly Deduction Amounts will be deducted;

-   no further premium payments will be accepted;

- all additional benefits provided by rider will terminate at the scheduled maturity date;

-   the policy may terminate due to excessive Indebtedness; and

-   loan repayments may still be made during this time.

Otherwise, the policy will terminate on the scheduled maturity date.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is

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34

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approved. To qualify for such a reduction, a plan must satisfy certain criteria,
i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

HOW POLICIES ARE SOLD


Hartford Equity Sales Company, Inc., ("HESCO"), our affiliate, serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HESCO is the same as ours.



HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").



We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.



Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representative according to a Financial Intermediaries' internal compensation practices.



Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.



COMMISSIONS



HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium paid up to the Target Premium. The maximum commission for the amount in excess of the Target Premium in the first Policy Year is 4.39%. In renewal years, the maximum commission rate is 22% until the cumulative premiums, since policy inception, exceed the target premium from policy year 1. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 13% of Target Premium and 2% on premiums above the Target Premium.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the sales agreements and are based on "target premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 120% of the premium paid up to the target premium. During the first Policy Year the maximum commission we pay for premium in excess of the target premium is 4.97%. The first year commission rate will apply to premiums in renewal years until the cumulative premiums received exceed the target premium. In Policy Years 2 and later, the maximum commission we pay is 5% of premiums paid up to Target Premium and 3% in excess of the Target Premium.



Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth Policy Anniversary.



Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.



       - ADDITIONAL PAYMENTS. Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

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
ADDITIONAL PAYMENT TYPE           WHAT PAYMENT IS USED FOR
----------------------------------------------------------------
Asset-based Commissions     We pay certain Financial
                            Intermediaries and wholesalers based
                            on the achievement of certain sales
                            or assets under management targets.
Marketing Expense           We pay marketing allowances to
Allowances                  Financial Intermediaries to help pay
                            or reimburse sales marketing and
                            operational expenses associated with
                            the policies.
Gifts and Entertainment     We (or our affiliates) provide any
                            or all of the following: (1)
                            occasional meals and entertainment;
                            (2) occasional tickets to sporting
                            events; and (3) nominal gifts (not
                            to exceed $100 annually).
Promotional Payments        We (or our affiliates) may pay for:
                            (a) Access: such as one-on-one
                            wholesaler visits; (b) Support: such
                            as hardware and software,
                            operational and systems integration,
                            sales and service desk training,
                            joint marketing campaigns, client or
                            prospect seminar sponsorships,
                            broker-dealer event
                            advertising/participation,
                            sponsorship of sales contests
                            and/or promotions in which
                            participants receive prizes such as
                            travel awards, merchandise and
                            recognition; and/or sponsorship of
                            due diligence meetings; educational,
                            sales or training seminars,
                            conferences and programs; and, (c)
                            Miscellaneous: such as expense
                            allowances and reimbursements;
                            override payments and bonuses;
                            and/or marketing support fees (or
                            allowances) for providing assistance
                            in promoting the sale of our
                            variable products.
Marketing Efforts           We pay for special marketing and
                            distribution benefits such as:
                            inclusion of our products on
                            Financial Intermediary's "preferred
                            list"; participation in or
                            visibility at national and regional
                            conferences; access to Registered
                            Representatives; links to our
                            website from the Financial
                            Intermediary websites; and articles
                            in Financial Intermediary
                            publications highlighting our
                            products and services.



For the year ended December 31, 2006, Hartford and its affiliates paid approximately $[12,900,000] in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.



In addition, for the year ended December 31, 2006, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid $[5,400,000] in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).



As of April 1, 2007, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: A.G. Edwards & Sons, Inc., Affiliated Financial Partners, Associated Securities, Benefit Concepts, Inc., Best Practices of America, BISYS Group, Inc., Cadaret Grant & Co., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Commonwealth Financial Network, Edward D. Jones & Co., L.P., ELAR Partners, LLC, Financial Analysts, Inc., Financial Network Investment Company, First Market Corp., FSC Securities Corporation, HD Vest Investment Services, Investacorp, Inc., JJS Marketing, Jonathan Hind Financial Group, LPL Financial Services, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Dean Witter, Inc., National Planning Corp., NEXT Financial Group, Inc., New West Insurance Marketing, Oglivie Security Advisors Corp., Paradigm Equity Strategies, Piper Jaffray & Co., Potomac Group, Professional Investors Exchange, Prudential Securities, Raymond James & Associates, Royal Alliance, Securities America, Inc., Sentra Securities, Spelman & Co., Triad Advisors, Inc., Wachovia Securities, Windsor Insurance Group, and WM Financial Services. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(I)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

36

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PREMIUMS

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured's sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. The planned premium and payment mode you select are shown on your policy's specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the policy in force.


In some cases, applying a subsequent premium payment in a policy year could result in your Policy becoming a Modified Endowment Contract (MEC). We will follow these procedures:



- If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy. We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.



- If we receive a subsequent premium payment that would cause the Policy to become a MEC within 20 calendar days prior to the Policy Anniversary Date and that payment is greater than the amount that was billed, we will apply the payment to the Policy. We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.



- If we receive a subsequent premium payment within 20 calendar days prior to the Policy Anniversary Date that would cause the Policy to become a MEC and that payment is equal to or less than the amount that was billed, the premium payment will be considered not in good order. We will hold the payment and credit it to the Policy on the Policy Anniversary Date. If the Policy Anniversary Date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy Anniversary Date. You will be notified of our action after the premium payment has been credited and notified if applying the premium on the Policy Anniversary Date (or next date Valuation Date) still caused the Policy to become a MEC.



These procedures may not apply if there has been a material change to your Policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your Policy Anniversary Date.



In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance.



If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance greater than 20 calendar days prior to the Policy Anniversary Date, the premium payment will be considered not in good order. We will apply the portion of the premium, if any, that would not create a failure and return the remaining amount to You.



If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance within 20 calendar days prior to the Policy Anniversary Date and that payment is greater than the amount that was billed, the premium payment will be considered not in good order. We will apply the portion of the premium, if any, that would not create a failure and return the remaining amount to You.



If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance within 20 calendar days prior to the Policy Anniversary Date and that payment is equal to or less than the amount that was billed, the premium payment will be considered not in good order. We will hold the payment and credit the premium payment on the Policy Anniversary Date. If the Policy Anniversary Date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy Anniversary Date. If applying the premium payment on the Policy Anniversary Date (or next date


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                                                                          37

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Valuation Date) would still create a failure we will apply the portion of the premium, if any, that would not create a failure and return the remaining amount to You.



- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.


-   Any premium payment in excess of $1,000,000 is subject to our approval.


ALLOCATION OF PREMIUM PAYMENTS




INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Policy, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.


SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send
allocation instruction to             in accordance with our then current
procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to
the Fixed Account will be credited to your Policy                         .

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or Fixed Account must be in whole percentages.

HOW TO SEND PREMIUM PAYMENTS

  MAIL

       You should send premium payments to the following lockbox address:

                             [INSERT ADDRESS HERE]

                                       or

       To our Life Operations Team at:

                             [INSERT ADDRESS HERE]

  WIRE

       You may                                     .

Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order. You can also arrange to make premium payments by wire transfers.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.


All valuations in connection with a policy, (i.e., with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made at the end of the Valuation Period after the request or payment is received by us in good order at the Individual Life Operations Center. If we receive your request or payment in good order before the close of the New York Stock Exchange, it will be applied as of the same Valuation Day. If we receive your request or payment in good order after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your request or payment in good order on a non-Valuation Day, it will be invested on the next Valuation Day. Requests for Sub-Account transfers received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.

38

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ACCOUNT VALUES -- Each policy will have an Account Value. There is no minimum guaranteed Account Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Account Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Account Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.

DEATH BENEFIT OPTIONS -- You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D.

- OPTION A (LEVEL OPTION) Under this option, the death benefit is the current Face Amount.

- OPTION B (RETURN OF ACCOUNT VALUE OPTION) Under this option, the death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured's death.

- OPTION C (RETURN OF PREMIUM OPTION) Under this option, the death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.

- OPTION D (DECREASING OPTION) Under this option, the death benefit is the current Face Amount, plus the lesser of:

       - the Account Value on the date we receive due proof of the insured's death; or

       - the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.

The following changes are allowed without evidence of insurability:

- You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, decreased by the then current Account Value.

- You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D death benefit is the current Face Amount increased by the lesser of:

       - the Account Value on the date we receive due proof of death of the insured; or

       - the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.

- You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change.

In addition, you may change from Option B (Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the

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                                                                          39

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option change increased by the Account Value on the date of the option change.

You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                                                A          B
--------------------------------------------------------------------------------
 Face Amount                                                  $50,000    $50,000
 Account Value                                                 23,000     17,000
 Specified Percentage                                            250%       250%
 Death Benefit Option                                           Level      Level

In Example A, the death benefit equals $57,500, i.e., the greater of $50,000 (the Face Amount) or $57,500 (the Account Value at the date of death of $23,000, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $50,000, i.e., the greater of $50,000 (the Face Amount) or $42,500 (the Account Value of $17,000, multiplied by the specified percentage of 250%).

UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT-- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the monthly deduction amount for the first month after the effective date of the increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional surrender charges, all of which are based on the attained age of the insured at the time of the increase. We will send you additional policy specification pages describing these charges.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.

CHARGES AND POLICY VALUES -- Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.

LOANS

AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Surrender Value on the date we grant a loan. The minimum loan amount that we will allow is $500.

When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.

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40

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Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                           PORTION OF                  INTEREST RATE
DURING POLICY YEARS       INDEBTEDNESS                    CHARGED
--------------------------------------------------------------------------------
        1-10                  All                            5%
    11 and later           Preferred                       3.25%
                         Non-Preferred                     4.25%

LAPSE AND REINSTATEMENT

LAPSE AND GRACE PERIOD -- Your policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No Lapse Guarantee is not available.

If the policy goes into default, we will send you a lapse notice to warn you that the policy is in danger of terminating. This notice will be mailed at least 30 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your policy goes into default.

We will keep your policy in force for the 61-day period following the date your policy goes into default. We call that period the "Grace Period." However, if we have not received the required premiums (specified in your lapse notice) by the end of the Grace Period, the policy will terminate. If the insured dies during the Grace Period, we will pay the death proceeds.

NO LAPSE GUARANTEE -- The policy will remain inforce at the end of the policy Grace Period as long as the No Lapse Guarantee is available. The No Lapse Guarantee is available as long as:

-   The policy is issued to an insured age 75 or less;

-   The No Lapse Guarantee Period has not expired; and

- On each Monthly Activity Date during the No Lapse Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No Lapse Guarantee Premium.

Starting on the effective date of your policy, the length of the No Lapse Guarantee Period is:

-   10 years on policies issued to an insured age 65 or less; or

-   to age 75 on policies issued to an insured between the ages of 66 and 69; or

-   5 years on policies issued to an insured between the ages of 70 and 75.

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                                                                          41

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While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your DeathBenefit will be at least equal to the Face Amount. If the insured dies while the No Lapse Guarantee is available, we will pay the death proceeds.

If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly No Lapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No Lapse Guarantee Premium, which will be used in calculating the Cumulative No Lapse Guarantee Premium in subsequent months.

ENHANCED NO LAPSE GUARANTEE RIDER -- If you select the Enhanced No Lapse Guarantee Rider, it lets you extend the No Lapse Guarantee Period as follows:

- If the insured is age 60 or younger you may choose to extend the No Lapse Guarantee Period to 20 years;

- If the insured is between the ages of 61 and 69 you may choose to extend the No Lapse Guarantee Period to age 80;

- If the insured is between the ages of 70 and 80 you may choose to extend the No Lapse Guarantee to 10 years;

- If the insured is between the ages of 81 and 85 you may choose to extend the No Lapse Guarantee Period to age 90.

With the Enhanced No Lapse Guarantee Rider, the policy will go into default after the 10th policy anniversary if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the policy goes into default after the 10th policy anniversary, and the No Lapse Guarantee remains available under the Enhanced No Lapse Guarantee Rider, the policy will remain in force with the following modifications:

-   the death benefit option will be Option A (Level Option);

- all riders other than the Enhanced No Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;

-   any future scheduled increases in the Face Amount will be cancelled; and

- no death benefit option changes will be allowed while the policy remains in default.

LIFETIME NO LAPSE GUARANTEE RIDER -- If you select the Lifetime No Lapse Guarantee Rider, it lets you extend the No Lapse Guarantee Period to the end of the life of the insured.

With the Lifetime No Lapse Guarantee Rider, the policy will go into default if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the policy goes into default, and the No Lapse Guarantee remains available under the Lifetime No Lapse Guarantee Rider, the policy will remain in force with the following modifications:

-   the death benefit option will be Option A (Level Option);

- all riders other than the Enhanced No Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;

-   any future scheduled increases in the Face Amount will be cancelled; and

- no death benefit option changes will be allowed while the policy remains in default.

GRACE PERIOD FOR LIFETIME NO LAPSE GUARANTEE RIDER-- If on any Monthly Activity Date, after the second policy anniversary, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, are less than the Cumulative No Lapse Guarantee Premium on the Monthly Activity Date 24 months prior to the current Monthly Activity Date, a No Lapse Guarantee Grace Period of 61 days will begin. A notice will be mailed at least 30 days prior to termination of the No Lapse Guarantee. It will be mailed both to you and to any assignee of record, at the last known address(es). That notice will warn you that you are in danger of losing the Lifetime No Lapse Guarantee and will tell you the amount of premium you need to pay to continue the Lifetime No Lapse Guarantee.

The Lifetime No Lapse Guarantee will be removed from the policy if the required premium is not paid by the end of the Lifetime No Lapse Guarantee Grace Period. You will receive a written notification of the change and the Lifetime No Lapse Guarantee will never again be available or in effect on the policy. Loss of the No Lapse Guarantee at the end of the No Lapse Guarantee Grace Period does not automatically cause the policy to terminate; however the policy will terminate if the continued existence of the No Lapse Guarantee was what was preventing the policy from terminating.

The No Lapse Guarantee Grace Period is only available to the Lifetime No Lapse Guarantee Rider.

REINSTATEMENT -- Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:

-   You request reinstatement in writing within five years after termination;

-   You submit satisfactory evidence of insurability to us;

- any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.

The Account Value on the reinstatement date equals:

-   the Cash Value at the time of policy termination; plus

- net Premiums derived from premiums paid at the time of policy reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus

- the Surrender Charge at the time of policy reinstatement. The Surrender Charge is based on the duration from the original policy date.

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FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Corporations," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies.Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

There is some uncertainty as to the proper determination of the premium limits for purposes of Section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in Section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. A

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44

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surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or other permitted entities.

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The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

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SPECIAL CONSIDERATIONS REGARDING THE LIFEACCESS ACCELERATED DEATH BENEFIT

The following is based on our general understanding of current Federal tax laws and is not intended as legal or tax advice. The policy owner should consult a qualified personal tax advisor to determine the consequences of purchasing and exercising the benefits provided by the Rider.

The LifeAccess Accelerated Benefit Rider allows a policy owner to accelerate all or a portion of their Death Benefit and any term amount if the Insured provides valid certification that the Insured is Chronically Ill, as defined in the Rider. We have designed this Rider so that the benefits paid under the Rider will be treated for federal income tax purposes as accelerated death benefits under Section 101(g)(1)(B) of the Code. The benefit is intended to qualify for exclusion from income subject to the qualification requirements under applicable provisions of the Code, which are dependent on the recipient's particular circumstances. You may elect to receive the accelerated benefit in monthly payments or in an annual lump sum. Receipt of an accelerated benefit payable monthly may be treated differently than if you receive the payment in an annual lump sum for Federal tax purposes. Accelerated benefits under this Rider may be taxable as income. You should consult a personal tax advisor before purchasing the Rider or applying for benefits.

The exclusion from income tax for accelerated death benefits does not apply to any amounts paid to a policy owner other than the Insured if the policy owner has an insurable interest with respect to the life of the Insured by reason of the Insured being an officer, employee or director of the policy owner or by reason of the Insured being financially interested in any trade or business carried on by the policy owner. In addition, special rules apply to determine the taxability of benefits when there is more than one contract providing accelerated benefits on account of chronic illness and/or other insurance policies on the Insured that will pay similar benefits, and more than one policy owner. Where the owner and insured are not the same, other tax considerations may also arise in connection with getting benefits to the Insured, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of the life insurance policy or policy proceeds for estate tax purposes.

Death Benefit, Account Value, Cash Value and the Loan Account Value, if any, will be reduced if your receive accelerated death benefits under this Rider. Any adjustments made to the Death Benefit and other values as a result of payments under the Rider will also generally cause adjustments to the tax limits that apply to your policy. Any amount you receive as an accelerated death benefit will reduce the amount the named Beneficiary(ies) under the Policy may receive upon the death of the Insured.

The Rider is not intended to be a health contract or a qualified long term care insurance contract under section 7702B(b) of the Code nor is it intended to be a non-qualified long term care contract and it is not intended or designed to eliminate the need for such coverage.

The policy owner's and/or the policy owner's spouse or dependents' eligibility for certain public assistance programs, such as Medicaid, and other government benefits or entitlements may be affected by owning this Rider or by receiving benefits under the Rider.

Although we do not believe the charges for this Rider should be treated as distributions for income tax purposes, there is a possibility that the charges may be considered distributions and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. Charges for the Rider are generally not deductible for income tax purposes.

Certain transfers-for-value of a life insurance policy cause the policy's death benefit to be subject to income tax when paid. If there is such a transfer-for-value, benefits accelerated under this Rider may also be subject to income tax.

For income tax purposes, payment of benefits will be reported to the policy owner. The policy owner must then file the applicable IRS form to determine the amounts to be included or excluded from income for the applicable tax year. If there is more than one accelerated death benefit rider for chronic illness, other insurance policies on the Insured that will pay similar benefits, or any other reimbursement of the Insured's expenses, receipt of all such benefits must be considered to determine your tax obligation.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

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46

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NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the HLS funds, The Hartford has indemnified the affected funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.

The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The

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Hartford believes that the SEC, the New York Attorney General's Office, and the
Connecticut Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life, Inc. ("Hartford Life") recorded a charge of $66 million, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36 million, after-tax, in the fourth quarter of 2005, of which $14 million, after tax, was attributed to HLIC, to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 million already attributed to HLIC. However, the ultimate liability of HLIC is not reasonably estimable at this time.

On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

The Hartford does not expect any of these actions to result in a material adverse on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured and will also be based on the stated amount of insurance, death benefit option, premium payment pattern and hypothetical rates of return that you request. You can request such personalized illustrations at anytime from your registered representative. We have included an example of an illustration as Appendix A to this prospectus.

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FINANCIAL STATEMENTS

We have included the statutory financials statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call your registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999

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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.


CASH SURRENDER VALUE: the Cash Value less all Indebtedness.


CASH VALUE: the Account Value less any applicable Surrender Charges.


COMPANY (ISSUING COMPANY) -- Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.



CUMULATIVE NO-LAPSE GUARANTEE PREMIUM: The premium required to maintain the No-Lapse guarantee.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Account Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.


GOOD ORDER: means all necessary documents and forms are complete and in our possession.


INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Account Value. It is premium paid minus the sales load.

NO-LAPSE GUARANTEE PREMIUM: The amount of monthly premium required to keep the No-Lapse guarantee available, as shown in the policy's specifications page, and used to calculate the Cumulative No-Lapse Guarantee Premium.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.


WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.


YOU, YOUR: the owner of the policy.

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APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
CASH SURRENDER VALUES

The tables illustrate the way policies will perform based on assumptions about returns and the insured's characteristics. The illustrations show how the death benefit, cash surrender value and account value will vary over time, assuming hypothetical gross rates of return, 0%, 6% and 12%. The illustrations are based on the assumptions stated above each illustration and assume no rider benefits or allocations to the Fixed Account. The illustrations show the Option A (Level) death benefit option.

Policy values would be higher or lower from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% and 12%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) account values were allocated differently among the Subaccounts. The policy values would also differ if a policy loan or withdrawal were made.

The death benefits, cash surrender values and account values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge and (ii) monthly deduction for per thousand charges, mortality and expense risk charges and cost of insurance charges.

The amounts shown for the death benefits, account values and cash surrender values as of the end of each Policy Year take into account an arithmetic average of underlying Fund fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the underlying Fund charges) of -0.89%, 5.11% and 11.11%, respectively.

The Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

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                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                          DEATH BENEFIT OPTION: LEVEL
                              $330,000 FACE AMOUNT
                   ISSUE AGE: 42 MALE PREFERRED NON-NICOTINE
                             $2,250 PLANNED PREMIUM
          ILLUSTRATED VALUES ASSUMING CURRENT CHARGES UNDER THE POLICY

             TOTAL
           PREMIUMS
            WITH 5%                     DEATH BENEFIT                                     ACCOUNT VALUE
  YEAR     INTEREST        0%                6%                12%           0%                6%                12%
-------------------------------------------------------------------------------------------------------------------------
   1           $2,363     $330,000          $330,000           $330,000         $943            $1,032             $1,122
   2           $4,843     $330,000          $330,000           $330,000       $1,828            $2,064             $2,313
   3           $7,448     $330,000          $330,000           $330,000       $2,643            $3,084             $3,568
   4          $10,183     $330,000          $330,000           $330,000       $3,407            $4,109             $4,911
   5          $13,054     $330,000          $330,000           $330,000       $4,125            $5,145             $6,359
   6          $16,070     $330,000          $330,000           $330,000       $4,802            $6,195             $7,925
   7          $19,235     $330,000          $330,000           $330,000       $5,437            $7,259             $9,620
   8          $22,560     $330,000          $330,000           $330,000       $6,966            $9,303            $12,454
   9          $26,050     $330,000          $330,000           $330,000       $8,427           $11,393            $15,536
   10         $29,715     $330,000          $330,000           $330,000       $9,817           $13,526            $18,888
   15         $50,979     $330,000          $330,000           $330,000      $15,733           $25,110            $41,399
   20         $78,118     $330,000          $330,000           $330,000      $18,954           $37,267            $76,632
   25        $112,755     $330,000          $330,000           $330,000      $18,481           $49,543           $134,650
   30        $156,962     $330,000          $330,000           $330,000      $11,872           $59,610           $232,081
   35        $213,382           $0          $330,000           $422,779           $0           $63,703           $402,646
   40        $285,389           $0          $330,000           $725,434           $0           $49,765           $690,890
   45        $377,292           $0                $0         $1,228,766           $0                $0         $1,170,253
   50        $494,585           $0                $0         $2,041,110           $0                $0         $1,962,606
   55        $644,284           $0                $0         $3,319,373           $0                $0         $3,319,373
   58        $753,287           $0                $0         $4,560,689           $0                $0         $4,560,689


                        CASH SURRENDER VALUE
  YEAR        0%                6%                12%
--------  ------------------------------------------------
   1               $0                $0                 $0
   2               $0                $0                 $0
   3               $0                $0                 $0
   4             $895            $1,598             $2,400
   5           $2,033            $3,053             $4,267
   6           $3,129            $4,522             $6,252
   7           $4,180            $6,002             $8,363
   8           $6,127            $8,465            $11,615
   9           $8,008           $10,974            $15,117
   10          $9,817           $13,526            $18,888
   15         $15,733           $25,110            $41,399
   20         $18,954           $37,267            $76,632
   25         $18,481           $49,543           $134,650
   30         $11,872           $59,610           $232,081
   35              $0           $63,703           $402,646
   40              $0           $49,765           $690,890
   45              $0                $0         $1,170,253
   50              $0                $0         $1,962,606
   55              $0                $0         $3,319,373
   58              $0                $0         $4,560,689

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

52

-------------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                          DEATH BENEFIT OPTION: LEVEL
                              $330,000 FACE AMOUNT
                   ISSUE AGE: 42 MALE PREFERRED NON-NICOTINE
                             $2,250 PLANNED PREMIUM
          ILLUSTRATED VALUES ASSUMING MAXIMUM CHARGES UNDER THE POLICY

        TOTAL
       PREMIUMS
       WITH 5%                   DEATH BENEFIT                               ACCOUNT VALUE
YEAR   INTEREST       0%               6%              12%        0%             6%              12%
-------------------------------------------------------------------------------------------------------
1         $2,363    $330,000         $330,000         $330,000     $867            $952          $1,038
2         $4,843    $330,000         $330,000         $330,000   $1,676          $1,899          $2,135
3         $7,448    $330,000         $330,000         $330,000   $2,414          $2,829          $3,284
4        $10,183    $330,000         $330,000         $330,000   $3,102          $3,758          $4,509
5        $13,054    $330,000         $330,000         $330,000   $3,744          $4,692          $5,823
6        $16,070    $330,000         $330,000         $330,000   $4,345          $5,636          $7,241
7        $19,235    $330,000         $330,000         $330,000   $4,905          $6,586          $8,769
8        $22,560    $330,000         $330,000         $330,000   $6,357          $8,509         $11,415
9        $26,050    $330,000         $330,000         $330,000   $7,741         $10,470         $14,286
10       $29,715    $330,000         $330,000         $330,000   $9,053         $12,464         $17,399
15       $50,979    $330,000         $330,000         $330,000   $6,087         $13,585         $27,395
20       $78,118          $0         $330,000         $330,000       $0          $6,629         $35,571
25      $112,755          $0               $0         $330,000       $0              $0         $35,459
30      $156,962          $0               $0         $330,000       $0              $0          $8,004
35      $213,382          $0               $0               $0       $0              $0              $0
40      $285,389          $0               $0               $0       $0              $0              $0
45      $377,292          $0               $0               $0       $0              $0              $0
50      $494,585          $0               $0               $0       $0              $0              $0
55      $644,284          $0               $0               $0       $0              $0              $0
58      $753,287          $0               $0               $0       $0              $0              $0


               CASH SURRENDER VALUE
YEAR    0%             6%              12%
----  ---------------------------------------
1          $0              $0              $0
2          $0              $0              $0
3          $0              $0              $0
4        $590          $1,247          $1,997
5      $1,652          $2,600          $3,731
6      $2,672          $3,963          $5,568
7      $3,647          $5,329          $7,512
8      $5,519          $7,671         $10,577
9      $7,322         $10,051         $13,866
10     $9,053         $12,464         $17,399
15     $6,087         $13,585         $27,395
20         $0          $6,629         $35,571
25         $0              $0         $35,459
30         $0              $0          $8,004
35         $0              $0              $0
40         $0              $0              $0
45         $0              $0              $0
50         $0              $0              $0
55         $0              $0              $0
58         $0              $0              $0

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------


                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



                          DEATH BENEFIT OPTION: LEVEL
                              $320,000 FACE AMOUNT
                    ISSUE AGE: 42 MALE STANDARD NON-NICOTINE
                             $2,500 PLANNED PREMIUM
          ILLUSTRATED VALUES ASSUMING CURRENT CHARGES UNDER THE POLICY



             TOTAL
            PREMIUMS
            WITH 5%                    DEATH BENEFIT                                ACCOUNT VALUE
  YEAR      INTEREST       0%               6%               12%         0%             6%              12%
---------------------------------------------------------------------------------------------------------------
    1          $2,625    $320,000         $320,000          $320,000      $825           $914            $1,004
    2          $5,381    $320,000         $320,000          $320,000    $1,677         $1,913            $2,161
    3          $8,275    $320,000         $320,000          $320,000    $2,456         $2,894            $3,374
    4         $11,314    $320,000         $320,000          $320,000    $3,177         $3,870            $4,663
    5         $14,505    $320,000         $320,000          $320,000    $3,869         $4,872            $6,069
    6         $17,855    $320,000         $320,000          $320,000    $4,537         $5,904            $7,607
    7         $21,373    $320,000         $320,000          $320,000    $5,176         $6,964            $9,286
    8         $25,066    $320,000         $320,000          $320,000    $6,772         $9,069           $12,169
    9         $28,945    $320,000         $320,000          $320,000    $8,337        $11,261           $15,347
   10         $33,017    $320,000         $320,000          $320,000    $9,815        $13,485           $18,790
   15         $56,644    $320,000         $320,000          $320,000   $15,741        $25,161           $41,475
   20         $86,798    $320,000         $320,000          $320,000   $18,349        $36,782           $76,413
   25        $125,284    $320,000         $320,000          $320,000   $16,599        $47,732          $133,714
   30        $174,402    $320,000         $320,000          $320,000    $6,906        $54,425          $229,956
   35        $237,091          $0         $320,000          $419,943        $0        $51,385          $399,945
   40        $317,099          $0         $320,000          $721,511        $0        $25,549          $687,153
   45        $419,213          $0               $0        $1,221,031        $0             $0        $1,162,887
   50        $549,538          $0               $0        $2,022,094        $0             $0        $1,944,321
   55        $715,871          $0               $0        $3,285,988        $0             $0        $3,285,988
   58        $836,985          $0               $0        $4,515,833        $0             $0        $4,515,833


                     CASH SURRENDER VALUE
  YEAR        0%             6%              12%
---------
    1            $0             $0                $0
    2            $0             $0                $0
    3            $0             $0                $0
    4          $741         $1,435            $2,228
    5        $1,840         $2,843            $4,040
    6        $2,914         $4,282            $5,985
    7        $3,957         $5,745            $8,066
    8        $5,960         $8,256           $11,357
    9        $7,931        $10,855           $14,940
   10        $9,815        $13,485           $18,790
   15       $15,741        $25,161           $41,475
   20       $18,349        $36,782           $76,413
   25       $16,599        $47,732          $133,714
   30        $6,906        $54,425          $229,956
   35            $0        $51,385          $399,945
   40            $0        $25,549          $687,153
   45            $0             $0        $1,162,887
   50            $0             $0        $1,944,321
   55            $0             $0        $3,285,988
   58            $0             $0        $4,515,833



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

54

-------------------------------------------------------------------------------


                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



                          DEATH BENEFIT OPTION: LEVEL
                              $320,000 FACE AMOUNT
                    ISSUE AGE: 42 MALE STANDARD NON-NICOTINE
                             $2,500 PLANNED PREMIUM
          ILLUSTRATED VALUES ASSUMING MAXIMUM CHARGES UNDER THE POLICY



        TOTAL
       PREMIUMS
       WITH 5%                   DEATH BENEFIT                               ACCOUNT VALUE
YEAR   INTEREST       0%               6%              12%        0%             6%              12%
-------------------------------------------------------------------------------------------------------
1         $2,625    $320,000         $320,000         $320,000     $795            $883            $973
2         $5,381    $320,000         $320,000         $320,000   $1,520          $1,746          $1,984
3         $8,275    $320,000         $320,000         $320,000   $2,173          $2,584          $3,036
4        $11,314    $320,000         $320,000         $320,000   $2,769          $3,411          $4,148
5        $14,505    $320,000         $320,000         $320,000   $3,339          $4,257          $5,358
6        $17,855    $320,000         $320,000         $320,000   $3,886          $5,127          $6,680
7        $21,373    $320,000         $320,000         $320,000   $4,407          $6,016          $8,119
8        $25,066    $320,000         $320,000         $320,000   $5,886          $7,943         $10,739
9        $28,945    $320,000         $320,000         $320,000   $7,336          $9,949         $13,624
10       $33,017    $320,000         $320,000         $320,000   $8,699         $11,979         $16,743
15       $56,644    $320,000         $320,000         $320,000   $7,039         $14,458         $27,990
20       $86,798          $0         $320,000         $320,000       $0          $9,596         $38,604
25      $125,284          $0               $0         $320,000       $0              $0         $44,365
30      $174,402          $0               $0         $320,000       $0              $0         $30,109
35      $237,091          $0               $0               $0       $0              $0              $0
40      $317,099          $0               $0               $0       $0              $0              $0
45      $419,213          $0               $0               $0       $0              $0              $0
50      $549,538          $0               $0               $0       $0              $0              $0
55      $715,871          $0               $0               $0       $0              $0              $0
58      $836,985          $0               $0               $0       $0              $0              $0


               CASH SURRENDER VALUE
YEAR    0%             6%              12%
----
1          $0              $0              $0
2          $0              $0              $0
3          $0              $0              $0
4        $334            $976          $1,713
5      $1,310          $2,228          $3,329
6      $2,264          $3,504          $5,057
7      $3,188          $4,797          $6,900
8      $5,073          $7,131          $9,926
9      $6,930          $9,543         $13,218
10     $8,699         $11,979         $16,743
15     $7,039         $14,458         $27,990
20         $0          $9,596         $38,604
25         $0              $0         $44,365
30         $0              $0         $30,109
35         $0              $0              $0
40         $0              $0              $0
45         $0              $0              $0
50         $0              $0              $0
55         $0              $0              $0
58         $0              $0              $0



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-3072-03

                                     PART B

-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION (PART B)
STAG PROTECTOR II VARIABLE UNIVERSAL LIFE
SEPARATE ACCOUNT VL I
HARTFORD LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2007



DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2007

2

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           3
PERFORMANCE DATA                                                               4
FINANCIAL STATEMENTS                                                        SA-1

-------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

HARTFORD LIFE INSURANCE COMPANY ("HARTFORD") -- Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life Insurance Company is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


To be filed by amendment


DISTRIBUTION OF THE POLICIES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2005: $4,412,743; 2004:
$5,710,107; and 2003: $6,609,114. HESCO did not retain any of these commissions.

HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the prospectus.

ADDITIONAL INFORMATION ABOUT CHARGES


SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.


REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from,

4

-------------------------------------------------------------------------------

and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.

No change in the terms or conditions of a policy will be made without your consent.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

FINANCIAL STATEMENTS


[To be filed by amendment]


The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
(b)    Not Applicable.
(c)    Principal Underwriting Agreement.(2)
(d)    Form of Flexible Premium Variable Life Insurance Policy.(3)
(e)    Form of Application for Flexible Premium Variable Life Insurance
       Policies.(4)
(e)(1) Supplemental Form of Application for Flexible Premium Variable Life Insurance Policies.(9)
(f)    Certificate of Incorporation of Hartford(4) and Bylaws of Hartford.(5)
(g)    Contracts of Reinsurance.(6)
(h)    Form of Participation Agreement.(7)
(i)    Not Applicable.
(j)    Not Applicable.
(k)    To be filed by amendment.
(l)    Actuarial Opinion.(8)
(m)    Calculations.(8)
(n)    To be filed by amendment.
(o)    No financial statement will be omitted.
(p)    Not Applicable.
(q)    Memorandum describing transfer and redemption procedures.(8)
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 33-53692, on April 20, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 33-53692, on May 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement File No. 333-109530, filed on December 31, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration statement on Form S-6, File No. 333-69485, filed with the Securities and Exchange Commission on April 9, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6, File No. 33-53692, on April 12, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-101923, filed on April 5, 2004.

(8) Incorporated by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-6, File No. 333-50280, filed with the Securities and Exchange Commission on April 7, 2006.

(9) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-109529, filed with the Securities and Exchange Commission on December 19, 2006.

ITEM 27.  OFFICERS AND DIRECTORS.

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Senior Vice President
Simpa Baiye                         Assistant Actuary
Lynn R. Banziruk                    Assistant Vice President
David G. Bedard                     Senior Vice President
Richard E. Cady                     Assistant Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Chris Chaia                         Assistant Vice President
Kathleen C. Ciullo                  Vice President
Henry Collie                        Assistant Actuary
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Senior Vice President
Joseph G. Eck                       Vice President
Stephen J. Ellis                    Assistant Vice President
Jason S. Frain                      Actuary, Assistant Vice President
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Assistant Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Edward Jaworski                     Assistant Vice President
Thomas D. Jones                     Vice President
Stephen T. Joyce                    Senior Vice President, Director*
Thomas P. Kalmbach                  Vice President and Actuary
John F. Kennedy                     Assistant Vice President
Paula Knake                         Assistant Vice President
Diane Krajewski                     Assistant Vice President
Lori A. LaForge                     Assistant Vice President
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Alice Longworth                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Senior Vice President and Actuary
Ernest M. McNeill, Jr.              Senior Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Jamie Ohl                           Vice President
John J. Pacheco, Jr.                Assistant Vice President
Colleen B. Pernerewaki              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Sharon Roberts                      Vice President
Stephen Roche                       Vice President
Michael J. Roscoe                   Vice President and Actuary
Richard Rubin                       Assistant Vice President
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Assistant Vice President

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     Executive Vice President, Director*
Richard J. Wirth                    Assistant Vice President
Neal S. Wolin                       Executive Vice President and General Counsel
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors of Hartford.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, File No. 333-50280, filed on April 7, 2006.

ITEM 29.  INDEMNIFICATION

     Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

     Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

       1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

       2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

     In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation.

     Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) HESCO acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account VL I

     Hartford Life Insurance Company - Separate Account VL II

     Hartford Life Insurance Company - ICMG Secular Trust Separate Account

     Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A Hartford Life and Annuity Insurance Company - Separate Account VL I Hartford Life and Annuity Insurance Company - Separate Account VL II Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

       (b) Directors and Officers of HESCO

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------
David A. Carlson                Senior Vice President
Richard G. Costello             Vice President and Secretary
Joseph F. Mahoney               Vice President
Thomas M. Marra                 President and Chief Executive Officer, Director
John C. Walters                 Executive Vice President

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 12th day of February, 2007.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL I
(Registrant)

By:    Thomas M. Marra*                     *By:   /s/ Jerry K. Scheinfeldt
       -----------------------------------         -----------------------------------
       Thomas M. Marra,                            Jerry K. Scheinfeldt
       President, Chief Executive Officer          Attorney-in-Fact
       and Chairman of the Board*

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    Thomas M. Marra*
       -----------------------------------
       Thomas M. Marra,
       President, Chief Executive Officer
       and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David A. Carlson, Senior Vice President, Director*
Stephen T. Joyce , Senior Vice President, Director*
Glenn D. Lammey, Executive Vice President and Chief Financial
 Officer, Director*
Thomas M. Marra, President, Chief Executive Officer and Chairman
 of the Board, Director*
Ernest M. McNeill, Jr., Senior Vice President & Chief Accounting
 Officer*
John C. Walters, Executive Vice President, Director*               *By:   /s/ Jerry K. Scheinfeldt
                                                                          -----------------------------------
Lizabeth H. Zlatkus, Executive Vice President,                            Jerry K. Scheinfeldt
 Director*                                                                Attorney-in-Fact
David M. Znamierowski, Executive Vice President & Chief            Date:  February 12, 2007
 Investment Officer, Director*

333-109530

                                 EXHIBIT INDEX

      1.1  Copy of Power of Attorney.